                                                                    EXHIBIT 99.1

PROSPECTUS SUPPLEMENT
(To Prospectus dated September __, 1997)

                                $----------------
                      UNION PLANTERS MORTGAGE FINANCE CORP.
                                    Depositor

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 199_-_

         The Union Planters Mortgage Finance Corp. Series 199_-_ Mortgage Pass-Through Certificates (the "Certificates") will consist of ____ Classes of Certificates, designated as the Class __ Certificates, the Class __ Certificates, the Class __ Certificates and the Class __ Certificates (the ______ Certificates, collectively, the "Offered Certificates, the Class __ Certificates and the Class __ Certificates, collectively, the "Senior Certificates, and the ______ Certificates, collectively, the "Subordinate Certificates"). It is a condition of the issuance of the Offered Certificates that they be rated [not lower than] "_______________" by _________________. The
Class __ Certificates will evidence approximately an initial ___% undivided interest in the Trust Fund, the Class __ Certificates will evidence approximately an initial ___% undivided interest in the Trust Fund and the Class
__ Certificates will evidence approximately an initial ___% undivided interest in the Trust Fund. Only the Offered Certificates are being offered hereby.

         The Certificates will represent in the aggregate the entire beneficial interest in a trust fund (the "Trust Fund") to be established by Union Planters Mortgage Finance Corp. (the "Depositor"). The Trust Fund will consist primarily of [a pool (the "Asset Pool") of [conventional], [fixed rate] [adjustable rate] [FHA insured] [VA guaranteed] mortgage loans, with terms to maturity of not more than ___ years (the "Mortgage Loans"), secured by first liens on one-to four-family residential properties,] [mortgage participations, mortgage pass-through certificates, mortgage-backed securities evidencing interests therein or secured thereby (the "MBS"),] [and] [certain direct obligations of the United States, agencies thereof or agencies created thereby (the "Agency Securities", together with the Mortgage Loans, MBS, and certain other assets of the Trust Fund, the "Assets")]. The Assets were originated or acquired by ___________ (the "Asset Seller") and will be sold to the Depositor on or prior to the date of initial issuance of the Certificates.

         Prospective investors in the Offered Certificates should consider, among other things, certain risks set forth under the caption "Risk Factors" herein on page __ and in the Prospectus on page __.

   THESE CERTIFICATES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE
      NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                              GOVERNMENTAL AGENCY.

                                  -----------

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE CERTIFICATES. THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES[, EXCEPT TO THE LIMITED EXTENT DESCRIBED HEREIN].

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       [THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR

    ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY
                                  IS UNLAWFUL.]

                                ----------------

                                                                       Proceeds to
                 Initial Principal   Price to Public   Underwriting   Depositor (1)(2)
                     Amount                (1)           Discount
Class __        $                                  %              %               %
Class __        $                                  %              %               %
Class __        $                                  %              %               %
Class __        $                                  %              %               %


(1) Per Certificate, plus accrued interest, if any, at the applicable Pass-Through Rate from __________ 1, 19__.

(2) Before deducting expenses payable by the Depositor, estimated to be $___________.

         [An election will be made to treat the Trust Fund as a ["real estate mortgage investment conduit" (a "REMIC")]["financial asset securitization investment trust (a "FASIT")] for federal income tax purposes. [The Offered Certificates will constitute ["regular interests"] in the [REMIC] [FASIT].] See "Federal Income Tax Consequences" in the Prospectus.]

         The yield to maturity on the Offered Certificates will depend on the rate and timing of principal payments (including prepayments, defaults and liquidations) on the Assets. See "Risk Factors" herein and "Risk Factors -- Prepayment timing and frequency may adversely affect yield of Securityholders" and "Yield Considerations" in the Prospectus. As further described herein, losses on the Assets will be allocated to the Subordinate Certificates prior to allocation to the Class __ or Class __ Certificates. See "Description of the Certificates -- Distributions -- Priority" herein.

          [The Offered Certificates offered hereby will be purchased by the Underwriter from the Depositor and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates will be ___% of the initial aggregate Security Principal Balance thereof as of ____________ 1, 199_ (the "Cut-off Date") plus accrued interest from the Cut-off Date, before deducting expenses payable by the Depositor, estimated to be

$             .]
 -------------

          The Offered Certificates are offered subject to prior sale, when, as and if accepted by the Underwriter, and subject to approval of certain legal matters by __________, counsel for the Underwriter. It is expected that delivery of the Offered Certificates [in book-entry form] [in registered, certified form] will be made on or about ___________, 199_, [through the facilities of The Depository Trust Company] [at the offices of the Underwriter, New York, New York] against payment therefor in immediately available funds.

                                  [UNDERWRITER]

              , 199
-------------
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



         [Certain of the Assets continue to be in an initial fixed interest rate period and have not experienced the first adjustment to their respective Asset Rates.] The characteristics of the Assets are more fully described herein under "Description of the Assets."

        Distributions on the Offered Certificates will be made, to the extent of the Available Distribution Amount, on the __th day of each [month] or, if any such day is not a Business Day, on the next succeeding Business Day, beginning in __________ (each, a "Distribution Date"). [As more fully described herein, distributions allocable to interest, if any, on the Offered Certificates on each Distribution Date will be based on the [applicable] [then-applicable variable] pass-through rate (the "Pass-Through Rate") and the aggregate principal balance (the "Security Principal Balance")] [notional balance (the "Notional Balance") of such Class outstanding immediately prior to such Distribution Date. [The Pass-Through Rate applicable to the Offered Certificates from time to time will equal the [sum of __% and the applicable Index (as defined herein) subject to certain limitations] [weighted average of the Class __ Remittance Rates (as defined herein) on the Assets. The Pass-Through Rate for the Offered Certificates on the first Distribution Date will be _% per annum and is expected to change thereafter [because the weighted average of the Class __ Remittance Rates is expected to change for succeeding Distribution Dates.] Distributions in respect of principal, if any, of the Offered Certificates will be made as described herein under "Description of the Certificates -- Distributions -- Priority" and "--Calculations of Principal".]

        THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES ISSUED BY THE DEPOSITOR AND ARE BEING OFFERED PURSUANT TO ITS PROSPECTUS DATED SEPTEMBER __, 1997, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

        [The yield to investors in the [Interest Only][High-Yield] Certificates will be [extremely] sensitive to the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations) in the Assets which may fluctuate significantly over time. An [extremely] rapid rate of principal payments on the Assets could result in the failure of investors in the [Interest Only][High-Yield] Certificates to recover their initial investments.]

                                TABLE OF CONTENTS

                                                                             Page

                              Prospectus Supplement

Summary....................................................................  S-
Risk Factors...............................................................  S-
Description of the Assets..................................................  S-
Description of the Certificates............................................  S-
Certain Yield, Payment and Maturity Considerations.........................  S-
The Depositor..............................................................  S-
Pooling and Servicing Agreement............................................  S-
The Trustee................................................................  S-
Use of Proceeds............................................................  S-
Underwriting...............................................................  S-
ERISA Considerations.......................................................  S-
Legal Investment...........................................................  S-
Legal Matters..............................................................  S-
Ratings....................................................................  S-

                                   Prospectus

Prospectus Supplement......................................................
Available Information......................................................
Incorporation of Certain Information by Reference..........................
Summary of Prospectus......................................................

Risk Factors...............................................................
Description of the Trust Funds.............................................
Yield Considerations.......................................................
The Depositor..............................................................
Description of the Offered Securities......................................
Description of the Agreements..............................................
Description of Credit Support..............................................
Insurance Policies on the Mortgage Loans...................................
Certain Legal Aspects of Mortgage Loans....................................
Use of Proceeds............................................................
Federal Income Tax Consequences............................................
State Tax Considerations...................................................
ERISA Considerations.......................................................
Legal Investment...........................................................
Plan of Distribution.......................................................
Legal Matters..............................................................
Financial Information......................................................
Ratings....................................................................
Glossary...................................................................

                               ------------------

        UNTIL NINETY DAYS FROM THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                               ------------------

        No dealer, salesman, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus Supplement and the accompanying Prospectus in connection with the offer contained in this Prospectus Supplement and the accompanying Prospectus, and, if given, such information or representations must not be relied upon as having been authorized by the Depositor or the Underwriter. This Prospectus Supplement and the accompanying Prospectus shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. The delivery of this Prospectus Supplement and the accompanying Prospectus at any time does not imply that the information herein is correct as of any time subsequent to the date hereof.

        There will be no application to list the Offered Certificates on any exchange, although the Underwriter intends to make a secondary market in the Offered Certificates, it has no obligation to do so. There is currently no secondary market for the Offered Certificates and there can be no assurance that a secondary market for the Offered Certificates will develop, or if it does develop, that it will continue to exist or provide sufficient liquidity.

         CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE OFFERED CERTIFICATES. FOR A DESCRIPTION OF THESE ACTIVITIES. SEE "UNDERWRITING" HEREIN.

        [The Class __ Certificateholders will have the benefit of a [PARTICULAR ITEM OF CREDIT SUPPORT] provided by [PROVIDER]. The ____________ will [not] be available to support other Classes of Offered Certificates. See "Description of the Certificates - Credit Support" herein.]

        The Depositor may sell from time to time under this Prospectus Supplement and the Prospectus and other related prospectus supplements up to $______________ in aggregate principal amount of Securities, issuable in Series. As of the date of this Prospectus Supplement, the Depositor has publicly sold or committed to sell $___________ in aggregate principal amount of Securities, including the Offered Certificates.

                             ----------------------

        [The Depositor has filed with the Securities and Exchange Commission certain materials relating to the Assets and the Offered Certificates on Form 8-K. Such materials have been prepared by the Underwriter for certain prospective investors, and the information included in such materials is subject to, and superseded by, the information set forth in this Prospectus Supplement.]

                                     SUMMARY

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary are defined elsewhere in this Prospectus Supplement or in the Glossary in the Prospectus.

Title of Certificates............................................       Mortgage Pass-Through Certificates, Series
                                                                        199_-_, (the "Certificates").

Depositor........................................................       Union Planters Mortgage Finance Corp., a
                                                                        Delaware corporation and a direct, wholly-owned
                                                                        subsidiary of Union Planters National Bank.  See
                                                                        "The Depositor" in the Prospectus.

Master Servicer..................................................       [Union Planters National Bank, a national
                                                                        banking association and wholly-owned subsidiary
                                                                        of Union Planters Corporation].  See "Pooling
                                                                        and Servicing Agreement -- The Master
                                                                        Servicer" herein.

[Sub-Servicers...................................................       _______________, a ________________]

Trustee..........................................................       _____________, a ____________________.

Cut-off Date.....................................................       ____________ 1, 199_.

Closing Date.....................................................       ______________ __, 199_.

Distribution Dates...............................................       Distributions on the Certificates will be made by
                                                                        the Trustee, to the extent of the Available
                                                                        Distribution Amount, on the __ day of each
                                                                        [month] or, if any such __ day is not a Business
                                                                        Day, then on the next succeeding Business Day,
                                                                        beginning in ________ 19__ (each, a
                                                                        "Distribution Date"), to the holders of record as
                                                                        of the close of business on the [last Business Day
                                                                        of the month preceding the month] of each such
                                                                        distribution (each, a "Record Date").
                                                                        Notwithstanding the above, the final distribution
                                                                        on any Certificate will be made after due notice
                                                                        by the Trustee of the pendency of such
                                                                        distribution and only upon presentation and
                                                                        surrender of such Certificates at the location to
                                                                        be specified in such notice.

[Registration of the Certificates................................       The Class __ Certificates will be represented by
                                                                        one or more global certificates registered in the

                                        name of Cede & Co., as nominee of The
                                        Depository Trust Company ("DTC"). No
                                        person acquiring an interest in the
                                        Class __ Certificates (any such person,
                                        a "Class __ Certificate Owner") will be
                                        entitled to receive a Certificate of
                                        such class in fully registered,
                                        certificated form (a "Definitive Class
                                        ___ Certificate"), except under the
                                        limited circumstances described in the
                                        Prospectus under "Description of the
                                        Offered Securities -- Book-Entry
                                        Registration." Instead, DTC will effect
                                        payments and transfers in respect of the Class __ Certificates by means of its electronic record-keeping services, acting through certain participating organizations ("Participants"). This may result in certain delays in receipt of payments by an investor and may restrict an investor's ability to pledge its securities. Unless and until Definitive
                                        Class __ Certificates are issued, all
                                        references herein to the rights of
                                        holders of a Class __ Certificate are to the rights of Class __ Certificate
                                        Owners of such class as they may be
                                        exercised through DTC and its
                                        Participants, except as otherwise
                                        specified herein. See "Description of
                                        the Certificates -- General" herein and
                                        "Description of the Offered Securities
                                        -- Book-Entry Registration" in the
                                        Prospectus.]

Denominations...................        The Class __ Certificates will be
                                        issuable [on the book-entry records of
                                        DTC and its Participants] [in
                                        registered, certificated form] in
                                        denominations of $_______ and integral
                                        multiples of $_____________ in excess
                                        thereof[, with one Certificate of such
                                        Class evidencing an additional amount
                                        equal to the remainder of the Security
                                        Principal Balance thereof].

Assets..........................        The Trust Fund will consist of
                                        [[conventional], [fixed rate]
                                        [adjustable rate] Mortgage Loans secured
                                        by first liens on one- to four-family
                                        residential properties (the "Mortgaged
                                        Properties") located in __ different
                                        states,] [mortgage participations,
                                        mortgage pass-through certificates,
                                        mortgage-backed securities evidencing
                                        interests therein or secured thereby
                                        (the "MBS"),] [and] [certain direct
                                        obligations of the United States,
                                        agencies thereof or agencies created
                                        thereby (the "Agency Securities",
                                        together with the Mortgage Loans, MBS,
                                        and certain other assets of the Trust
                                        Fund, the

                                        "Assets")]. [The Assets will have an
                                        aggregate Principal Balance as of the
                                        Cut-off Date of $_________ and
                                        individual Principal Balances at
                                        origination of at least $______________
                                        but not more than $__________, with an
                                        average Principal Balance at origination of approximately $_________. The Assets will have terms to maturity from the date of origination or modification of not more than ____ years, and a weighted average remaining term to maturity of approximately _____ months as of the Cut-off Date. The Assets will bear interest at Asset Rates of at least
                                        _____% per annum but not more than
                                        _____% per annum, with a weighted
                                        average Asset Rate of approximately
                                        ____% per annum as of the Cut-off Date.
                                        The Assets will be acquired by the
                                        Depositor on or before the Closing Date.
                                        In connection with its acquisition of
                                        the Assets, the Depositor will be
                                        assigned (and will in turn assign to the Trustee for the benefit of the holders of the Certificates) certain rights in respect of representations and warranties described herein that were made by the Asset Seller.]

                                        [_____ of the Assets, representing
                                        _____% of the Assets by aggregate
                                        Principal Balance as of the Cut-off
                                        Date, provide for scheduled payments of
                                        principal and/or interest ("Payments")
                                        to be due on the _____ day of each
                                        month; the remainder of the Assets
                                        provide for Payments to be due on
                                        [identify day or days] of each month
                                        (the date in any month on which a
                                        Payment on an Asset is first due, the
                                        "Due Date"). [The rate per annum at
                                        which interest accrues on each Asset is
                                        subject to adjustment on specified Due
                                        Dates (each such date, an "Interest Rate
                                        Adjustment Date") by adding a fixed
                                        percentage amount (a "Gross Margin") to
                                        the value of the then-applicable Index
                                        (as described below) subject, in the
                                        case of substantially all of the Assets, to limitations on the periodic adjustment of the related Asset Rate, and to maximum and minimum lifetime
                                        Asset Rates, as described herein. ___ of the Assets, representing ___% of the Assets by aggregate Principal Balance as of the Cut-off Date, provide for Interest Rate Adjustment Dates to occur
                                        [monthly]; the remainder of the Assets
                                        provide for adjustments to the Asset
                                        Rate to occur quarterly, semi-

                                        annually or annually. [Each of the
                                        Assets provides for an initial fixed
                                        interest rate period;] of the Assets,
                                        representing _____% of the Assets by
                                        aggregate Principal Balance as of the
                                        Cut-off Date, have not yet experienced
                                        their first Interest Rate Adjustment
                                        Date. The latest initial Interest Rate
                                        Adjustment Date for any Asset is
                                        scheduled to occur on ________.]]

                                        [The amount of the Payment on each Asset is also subject to adjustment on specified Due Dates (each such date, a "Payment Adjustment Date") to an amount that would amortize the outstanding Principal Balance of the Asset over its then remaining amortization schedule and pay interest at the applicable Asset Rate, subject, in the case of several Assets, to payment caps, which limit the amount by which the Payment may adjust on any Payment Adjustment Date as described herein. _______ of the Assets, representing __% of the Assets (by aggregate Principal Balance as of the Cut-off Date, provide for Payment Adjustment Dates to occur annually, while the remainder of the Assets provide for adjustments of the Payment to occur monthly, quarterly or semi-annually.]

                                        [__ Assets, representing ____% of the
                                        Assets by aggregate Principal Balance as of the Cut-off Date, provide for monthly payments of principal based on amortization schedules significantly longer than the remaining term of such Assets, thereby leaving substantial outstanding principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.]

                                        [Assets included in the Trust Fund may
                                        be one or more months delinquent with
                                        regard to payment of principal and
                                        interest at the time of their deposit
                                        into the Trust Fund.] [The FHA Loans and
                                        VA Loans contain [(i) __ Mortgage Loans, representing ____% of the Assets by aggregate Principal Balance as of the Cut-off Date, that, as of the Cut-off Date, have more than 12 scheduled payments of principal and interest past due under the terms of the related Mortgage Note (each, a "Non-Performing Mortgage Loan"), (ii)] __ Mortgage Loans, representing ____% of the Assets by aggregate

                                        Principal Balance as of the Cut-off
                                        Date, that, as of the Cut-off Date, have more than three but less than 12 scheduled payments of principal and interest past due under the terms of the related Mortgage Note (each, a "Sub-Performing Mortgage Loan"), and [(iii]) __ Mortgage Loans, representing ____% of the Assets by aggregate Principal Balance as of the Cut-off Date, that have had more than three scheduled payments of principal and interest past due under the terms of the related Mortgage Note one or more times during the term of the related Mortgage Loan, but at the related Cut-off Date for the Series is current in payment (each, a "Reinstated Mortgage Loan").]

                                        The Assets with respect to any Series
                                        may be guaranteed or insured with
                                        respect to payment of interest and/or
                                        principal by the United States, agencies or instrumentalities thereof or created thereby, state or local governments, agencies or instrumentalities, or private insurance providers.

                                        [Title and issuer of underlying MBS and
                                        Agency Securities, amount deposited or
                                        pledged, amount originally issued,
                                        maturity date, interest rate,
                                        [redemption provisions], description of
                                        other material terms.]

                                        For a further description of the Assets, see "Description of the Assets" herein.

[Indices..........................      As of any Interest Rate Adjustment Date,
                                        the applicable Index used to determine
                                        the Asset Rate on each Asset will be the ____________. See "Description of the
                                        Assets -- Indices" herein.]

[Conversion of Mortgage Loans.....      Approximately __% of the Assets (by
                                        aggregate Principal Balance as of the
                                        Cut-off Date) (the "Convertible Mortgage
                                        Loans") provide that, at the option of
                                        the related Mortgagors, the adjustable
                                        interest rate on such Mortgage Loans may be converted to a fixed interest rate, provided that certain conditions have been satisfied. Upon notification from a Mortgagor of such Mortgagor's intent to convert from an adjustable interest rate to a fixed interest rate, and prior to the conversion of any such Mortgage
                                        Loan, the related Warrantying Party

                                        (as defined herein) will be obligated to purchase the Converting Mortgage Loan (as defined herein) at the Conversion Price (as defined herein). [In the event of a failure by a Sub-Servicer to purchase a "Converting Mortgage Loan"], the Master Servicer is required to use its best efforts to purchase such Converted Mortgage Loan (as defined herein) from the Trust Fund at the Conversion Price during the one-month period following the date of conversion.] [In the event that neither the related Warrantying Party nor the Master Servicer purchases a Converted Mortgage Loan, the Trust Fund will thereafter include both fixed-rate and adjustable-rate Mortgage Loans.] See "Certain Yield, Prepayment and Maturity Considerations" herein.]

The Offered Certificates..........      The Offered Certificates will be issued
                                        pursuant to a Pooling and Servicing
                                        Agreement, dated as of the Cut-off Date, among the Depositor, the Master Servicer and the Trustee, which incorporates by reference the Depositors Standard Terms to Pooling and Servicing Agreement
                                        (September 1997 Edition) (the "Pooling
                                        and Servicing Agreement"). The Class __
                                        Certificates have an initial Security
                                        Principal Balance of $_______ (the
                                        initial "Class __ Security Principal
                                        Balance"), representing an initial
                                        interest of approximately ___% in the
                                        Trust Fund, the Class __ Certificates
                                        have an initial Security Principal
                                        Balance of $_______ (the initial "Class
                                        __ Security Principal Balance"),
                                        representing an initial interest of
                                        approximately ___% in the Trust Fund and the Class __ Certificates have an initial Security Principal Balance of
                                        $_______ (the initial "Class __ Security
                                        Principal Balance"), representing an
                                        initial interest of approximately ___%
                                        in the Trust Fund. [The Class __
                                        Certificates will not have a Security
                                        Principal Balance.]

                                        Distributions on the Offered
                                        Certificates will be made on the ____
                                        day of each [month] or, if such day is
                                        not a Business Day, on the succeeding
                                        Business Day, beginning on ____________
                                        __, 199_ (each, a "Distribution Date").
                                        Distributions on each Distribution Date
                                        will be made by check or wire transfer
                                        of immediately available funds, as
                                        provided in the

                                        Pooling and Servicing Agreement, to the
                                        Offered Certificateholders of record as
                                        of the [last Business Day of the month
                                        preceding the month] of such
                                        Distribution Date (each, a "Record
                                        Date"), except that the final
                                        distribution on the Offered Certificates will be made only upon presentation and surrender of the Certificates at the office or agency specified in the Pooling and Servicing Agreement. [As more specifically described herein, the Security Principal Balance of each Class of Certificates will be adjusted from time to time on each Distribution Date. As further described herein, interest shall accrue on the Offered Certificates at the Pass-Through Rate thereon.

Pass-Through Rate on the
  Offered Certificates............      [The Pass-Through Rate on the Offered
                                        Certificates [other than the [Interest
                                        Only][High-Yield] Certificates] is
                                        fixed and is set forth on the cover
                                        hereof.] [The Pass-Through Rate on the
                                        Offered Certificates [other than the
                                        [Interest Only][High-Yield]
                                        Certificates] will be equal to the
                                        weighted average of the Remittance Rates in effect from time to time. The
                                        Remittance Rate in effect for any date
                                        of determination [is equal to the excess of the Asset Rates on the Assets over __% per annum] [The Class __
                                        Certificates will not be entitled to
                                        distributions of interest and will not
                                        have a Pass-Through Rate.] [The
                                        [Interest Only][High-Yield] Certificates will be entitled to receive interest at a per annum rate equal to [the difference, if any, between the weighted average of the Remittance Rates and the weighted average of the Pass-Through
                                        Rates on the Class __ and the Class __
                                        Certificates][specify alternative
                                        formula][Describe any other method used
                                        to calculate the Pass-Through Rate.][The
                                        Pass- Through Rate on the Offered
                                        Certificates will be computed on the
                                        basis of a 360 day year consisting of 12 months of 30 days each.] [The
                                        Pass-Through Rate on the Offered
                                        Certificates will be calculated on the
                                        basis of the actual number of days in
                                        each Interest Accrual Period divided by
                                        360.]

Distributions
  on the Offered Certificates.....      Distributions on a Class of Certificates
                                        will be allocated among the Certificates of such Class in proportion to their respective
                                        Percentage Interests.

                                        As more fully described herein under
                                        "Description of the Certificates -
                                        Distributions", distributions of
                                        principal and interest to
                                        Certificateholders generally will be
                                        applied first to the distribution of
                                        interest and interest shortfalls, second to the distribution of any unpaid principal and third, if any principal is due, to the distribution of principal, in each case to the related Class or Classes of Certificates.

Advances..........................      The Master Servicer is obligated as part
                                        of its servicing responsibilities to
                                        make certain advances that in its good
                                        faith judgment it deems recoverable with respect to delinquent scheduled payments on Assets. [The Master Servicer also is obligated to advance delinquent payments of taxes, insurance premiums and escrowed items, as well as liquidation-related expenses with respect to Assets.] Neither the
                                        Depositor nor any of its affiliates has
                                        any responsibility to make such
                                        advances. Advances made by a Master
                                        Servicer are reimbursable generally from subsequent recoveries in respect of such Assets. [The Trustee is obligated to make any such Advance if the Master
                                        Servicer fails in its obligation to do
                                        so, to the extent provided in the
                                        Pooling and Servicing Agreement. See
                                        "Description of the Certificates -
                                        Advances" herein and "Description of the Offered Securities -- Advances in
                                        Respect of Delinquencies" in the
                                        Prospectus.

Subordination ....................      The rights of holders of the Subordinate
                                        Certificates to receive distributions of amounts collected on the Assets will be subordinate, to the extent described herein, to the rights of holders of the Senior Certificates. This subordination is intended to enhance the likelihood of receipt by the holders of the Senior
                                        Certificates of the full amount of the
                                        Distributable Certificate Interest and
                                        the [ultimate receipt of principal equal to the initial Security Principal
                                        Balance]. The protection afforded to the holders of the Senior Certificates by means of the subordination, to the extent provided herein, will be accomplished by the application of the Available Distribution Amount to the

                                        Senior Certificates prior to the
                                        application thereof to the Subordinate
                                        Certificates. See "Description of the
                                        Certificates -- Subordination" herein.

Optional Termination..............      Pursuant to the terms of the Pooling and
                                        Servicing Agreement, the Master Servicer may purchase all of the Assets, and thereby effect termination of the Trust
                                        Fund and early retirement of the then
                                        outstanding Certificates, on any
                                        Distribution Date on which the aggregate
                                        Principal Balance of the Assets
                                        remaining in the Trust Fund is less than __% of the aggregate Principal Balance of such Assets as of the Cut-off Date.
                                        [The Master Servicer may also purchase
                                        any Class of Certificates on any
                                        Distribution Date on which the Security
                                        Principal Balance of such Class is less
                                        than ___% of the original balance
                                        thereof.] See "Pooling and Servicing
                                        Agreement -- Termination" herein and
                                        "Description of the Offered Certificates
                                        -- Termination" in the Prospectus.

Credit Support....................      [Disclose Credit Support, if any.]

Liquidity Facility................      [Disclose Liquidity Facility, if any.]

Federal Income Tax
  Consequences....................      [An election will be made to treat the
                                        Trust Fund as a [real estate mortgage
                                        investment conduit ("REMIC")][financial
                                        asset securitization investment trust
                                        ("FASIT")] for federal income tax
                                        purposes. Upon the issuance of the
                                        Certificates, Hunton & Williams, counsel to the Depositor, will deliver its opinion generally to the effect that assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a [REMIC under Sections 860A through 860G of]
                                        [FASIT under Sections 860H through 860L] the Internal Revenue Code of 1986 (the
                                        "Code").

                                        For federal income tax purposes, the
                                        Offered Certificates will be the
                                        "regular interests" in the REMIC and
                                        will be treated as debt instruments of
                                        the REMIC][the Offered Certificates will be the "regular interests" in the FASIT and will be treated as debt instruments of the FASIT].

                                        [The Class __ Certificates will
                                        represent High-Yield Interests in a
                                        FASIT and, accordingly, will be subject
                                        to special rules regarding the
                                        eligibility of holders of such
                                        interests, and the ability of such
                                        holders to offset income derived from
                                        their Class __ Certificate with losses.
                                        See "Federal Income Tax Consequences ---
                                        FASIT Securities --- Tax Treatment of
                                        FASIT Regular Securities --- High-Yield
                                        Interests" in the Prospectus.]

                                        [Because the Offered Certificates will
                                        be considered REMIC regular interests,
                                        they will be taxable debt obligations
                                        under the Code, and interest paid or
                                        accrued on such Certificates, including
                                        original issue discount, will be taxable to the holders of such Certificates in accordance with the accrual method of accounting, regardless of such Certificateholder's usual method of accounting.] [Because the Offered Certificates will be considered FASIT regular interests, they will be taxable debt obligations under the Code. Interest paid or accrued on such Certificates generally will be taxable to a holder of such Certificates in accordance with such holder's usual method of accounting. Original issue discount, however, will be taxable to the holder of a Certificate in accordance with the accrual method of accounting, regardless of such Certificateholder's usual method of accounting.] [The [IO Certificates] [High-Yield Certificates] will be treated as [Interest-Weighted
                                        Securities] [High-Yield Interests], and
                                        therefore will be treated as issued with original issue discount as described in "Federal Income Tax Consequences --- [REMIC Securities --- Interest Weighted Securities and Non-VRDI Securities] [FASIT Securities --- Tax Treatment of FASIT Regular Securities]" in the Prospectus.]

                                        The Class __ Certificates will [not] be
                                        treated as having been issued with
                                        original issue discount for federal
                                        income tax purposes. The prepayment
                                        assumption that will be used for
                                        purposes of computing the accrual of
                                        original issue discount, market discount and premium, if any, for federal income tax purposes will be equal to a [constant prepayment rate ("CPR")] [standard prepayment assumption ("SPA")] of ____%. However, no representation is made that the Assets will prepay at that rate or at any other rate.]

                                        For federal income tax purposes, the
                                        Offered Certificates generally will be
                                        treated as "regular interests in a
                                        [REMIC] [FASIT]" for domestic building
                                        and loan associations and "real estate
                                        assets" for real estate investment
                                        trusts ("REITs"), subject to the
                                        limitations described in "Federal Income
                                        Tax Consequences" in the Prospectus.
                                        Similarly, interest on the Offered
                                        Certificates will be considered
                                        "interest on obligations secured by
                                        mortgages on real property" for REITs,
                                        subject to the limitations described in
                                        "Federal Income Tax Consequences" in the
                                        Prospectus.

                                        For further information regarding the
                                        federal income tax consequences of
                                        investing in the Certificates, see
                                        "Federal Income Tax Consequences" in the
                                        Prospectus.

ERISA Considerations..............      Fiduciaries of employee benefit plans
                                        and certain other retirement plans and
                                        arrangements, including individual
                                        retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement
                                        Income Security Act of 1974, as amended
                                        ("ERISA"), or corresponding provisions
                                        of the Code (any of the foregoing, a
                                        "Plan"), persons acting on behalf of a
                                        Plan, or persons using the assets of a
                                        Plan ("Plan Investors") should consult
                                        with their own counsel to determine
                                        whether the purchase or holding of the
                                        Offered Certificates could give rise to
                                        a transaction that is prohibited either
                                        under ERISA or the Code. Certain
                                        prohibited transaction exemptions may be applicable to the purchase and holding of the Class __ and Class __
                                        Certificates as described herein.
                                        Nevertheless, any Plan Investor
                                        contemplating an investment in Offered
                                        Certificates should note that the duties and obligations of the Trustee, the Servicer, and the Master Servicer are expressly limited to those set forth in the [Agreement], and such specified duties and obligations may not comport with or satisfy the provisions of ERISA setting forth the fiduciary duties of Plan fiduciaries.

                                        BECAUSE THE SUBORDINATE CERTIFICATES ARE
                                        SUBORDINATED SECURITIES, THEY WILL NOT
                                        SATISFY THE REQUIREMENTS OF CERTAIN
                                        PROHIBITED TRANSACTION EXEMPTIONS. AS A
                                        RESULT, THE PURCHASE OR HOLDING OF ANY
                                        SUBORDINATE CERTIFICATES BY A PLAN
                                        INVESTOR MAY CONSTITUTE A NON-EXEMPT
                                        PROHIBITED TRANSACTION OR RESULT IN THE
                                        IMPOSITION OF EXCISE TAXES OR CIVIL
                                        PENALTIES. [ACCORDINGLY, NONE OF THE
                                        OFFERED SUBORDINATE CERTIFICATES ARE
                                        OFFERED FOR SALE OR ARE TRANSFERABLE TO
                                        A PLAN INVESTOR][ACCORDINGLY, EACH
                                        PURCHASER OF ANY SUBORDINATE
                                        CERTIFICATE, BY VIRTUE OF SUCH
                                        PURCHASER'S RECEIPT OF SUCH CERTIFICATE,
                                        WILL BE DEEMED TO HAVE REPRESENTED
                                        [EITHER (I)] THAT IT IS NOT A PLAN
                                        INVESTOR [OR (II) THAT AN EXEMPTION FROM
                                        THE PROHIBITED TRANSACTION PROVISIONS OF
                                        ERISA AND THE CODE APPLY TO SUCH
                                        PURCHASE],] UNLESS SUCH PURCHASER
                                        PROVIDES THE MASTER SERVICER AND THE
                                        TRUSTEE WITH A BENEFIT PLAN OPINION (AS
                                        DEFINED IN "ERISA CONSIDERATIONS"
                                        HEREIN). SEE "ERISA CONSIDERATIONS"
                                        HEREIN AND IN THE PROSPECTUS.

Rating............................      It is a condition to the issuance of the
                                        Offered Certificates that each Class of
                                        the Offered Certificates receive the
                                        ratings specified for such Class on the
                                        cover page hereof. A security rating is
                                        not a recommendation to buy, sell or
                                        hold securities and may be subject to
                                        revision or withdrawal at any time by
                                        the assigning rating organization. A
                                        security rating does not represent any
                                        assessment of the likelihood of
                                        principal prepayments on the Assets or
                                        of the degree to which the rate of such
                                        prepayments might differ from those
                                        originally anticipated. Also, a security rating does not represent any assessment of the yield to maturity that investors may experience.

                                        The Depositor has not requested a rating of the Offered Certificates from any rating agency other than ______________ [and __________________]. However, there can be no assurance as to whether any
                                        other rating agency will rate the
                                        Offered Certificates, or if one does,
                                        what rating would be assigned by such
                                        rating agency.

Legal Investment .................      The Class __ and Class __ Certificates
                                        will constitute "mortgage related
                                        securities" for purposes of the
                                        Secondary Mortgage Market Enhancement
                                        Act of 1984 ("SMMEA") for so long as
                                        they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations. Accordingly, the Class __ and Class __ Certificates will be legal investments for certain entities to the extent provided in SMMEA, subject to state laws overriding SMMEA. A number of states have enacted legislation overriding the legal investment provisions of SMMEA. See "Legal
                                        Investment" herein and in the
                                        Prospectus.

                                        [THE SUBORDINATE CERTIFICATES WILL NOT
                                        CONSTITUTE "MORTGAGE RELATED SECURITIES"
                                        FOR PURPOSES OF SMMEA BECAUSE SUCH
                                        CLASSES ARE NOT RATED IN ONE OF THE TWO
                                        HIGHEST RATING CATEGORIES BY A
                                        NATIONALLY RECOGNIZED STATISTICAL RATING
                                        ORGANIZATION.]

                                        The Depositor makes no representations
                                        as to the proper characterization of any Class of the Offered Certificates for legal investment or other purposes, or as to the legality of investment by particular investors in any Class of the Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any Class of Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining to what extent the Offered Certificates are subject to investment, capital or other restrictions. See "Legal Investment" herein and in the Prospectus.

                                  RISK FACTORS

        Prospective investors should consider, among other things, the following factors in connection with an investment in any of the Offered Certificates:

        The Weighted Average Life of The Offered Certificates Is Uncertain. The rate and timing of principal payments on the Offered Certificates will depend, among other things, on the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Assets due to a breach of representation and warranty) on the Assets. The rate at which principal prepayments occur on the Assets will be affected by a variety of factors, including, without limitation, the terms of the Assets, the level of prevailing interest rates, the availability of mortgage credit and economic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Asset Rates on the Assets, such Assets are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Assets. [The rate of principal payments on the Offered Certificates will correspond to the rate of principal payments on the Assets and is likely to be affected by the Lock-out Periods and Prepayment Premium provisions applicable to the Assets and by the extent to which the Master Servicer is able to enforce such provisions. Assets with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without such provisions, with shorter lock-out periods or with lower prepayment premiums.] [As is the case with mortgage-backed securities generally, the Offered Certificates are subject to substantial inherent cashflow uncertainties because the Mortgage Loans may be prepaid at any time.]

         See "Description of the Certificates -- Distributions -- Priority" and "Certain Yield, Prepayment and Maturity Considerations" herein and "Yield Considerations" in the Prospectus.

         The Yield of the Offered Certificates will be Affected by Circumstances beyond the Depositor's Control. The yield to maturity on the Offered Certificates will depend, among other things, on the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Assets due to a breach of representation and warranty) on the Assets and the allocation thereof to reduce the Security Principal Balance of such Classes. [The yield to maturity on the Class __ Certificates will also depend on changes in the applicable Index and the effect of any maximum lifetime Asset Rate, minimum lifetime Asset Rate, Payment Cap and Periodic Rate Cap, as applicable.] The yield to investors on the Class __ Certificates will be adversely affected by any allocation thereto of Prepayment Interest Shortfalls on the Assets, which are expected to result from the distribution of interest only to the date of prepayment (rather than a full month's interest) in connection with prepayments in full, and the lack of any distribution of interest on the amount of any partial prepayments.

         In general, if a Certificate is purchased at a premium and principal distributions thereon generally occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a Certificate is purchased at a discount and principal distributions thereon generally occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than assumed at the time of purchase.

         [Because [certain of] the Assets are adjustable rate instruments, the Asset Rates and periodic payments can be expected to increase in a rising interest rate environment, perhaps without a corresponding increase in the related Mortgagors' income. In such event, the Mortgagor's ability to make payments may be impaired, and a Mortgagor payment default would be more likely to occur.]

        Certificateholders Subject to Loss if Rate of Delinquencies and Amount of Realized Losses Exceed Certain Levels. The geographic dispersion of the Assets, which is heavily concentrated in [DISCLOSE MAJOR GEOGRAPHIC CONCENTRATIONS BY STATE], is set forth herein under "Description of the Assets". Sufficiently high defaults and realized losses on the Assets will have the effect of reducing, and could eliminate, the protection against losses afforded the Senior Certificates by the subordination of the Subordinate Certificates. If such protection is eliminated, the Senior Certificateholders will bear the risk of losses on the Assets. Sufficiently high delinquencies and liquidation losses on the Assets will have the effect of reducing, and could eliminate, the protection against loss afforded the Senior Certificates by the subordination of the Subordinate Certificates.

        Certificateholders Must Look Solely to The Trust Fund for Distributions of Principal and Interest. The Certificates will not represent an interest in or obligation of the Depositor or the Master Servicer. The Certificates will not be insured or guaranteed by any government agency or instrumentality, by the Underwriter or the Depositor. The Certificates will be payable only from amounts collected with respect to the Assets.

        [[Non-Performing Mortgage Loans,] Sub-Performing Mortgage Loans and Reinstated Mortgage Loans Create Risks That Securityholders May Not Recover Their Initial Investment And May Adversely Affect Yield. The Assets include [Non- Performing Mortgage Loans,] Sub-Performing Mortgage Loans and Reinstated Mortgage Loans. Repayment of the principal amount of the Offered Securities is dependent, in large part, upon the ability of the Master Servicer to cause such Mortgage Loans to become or remain current in payment, to sell or foreclose upon such Mortgage Loans or to acquire title to the Mortgaged Properties by other means and to liquidate the related REO Properties. There can be no assurance as to whether the Master Servicer will be successful in such efforts or as to the timing thereof. The ability of the Master Servicer to sell an REO Property will depend upon its ability to find a willing purchaser at a price acceptable to the Master Servicer, subject to certain guidelines. In addition, certain rights of redemption in various states may limit or prevent the Master Servicer from selling an REO Property at what would otherwise be an appropriate time for sale.

        All [Non-Performing Mortgage Loans,] Sub-Performing Mortgage Loans and Reinstated Mortgage Loans are insured by a governmental agency. There is no obligation on the part of the Depositor, the Master Servicer or any other person to repurchase or replace any Mortgage Loan

        Certain Mortgage Loans may be non-recourse loans or loans for which recourse may be restricted or unenforceable, or as to which recourse may be had only against the specific Mortgaged Property and such other assets, if any, as have been pledged to secure the related Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the Mortgagor and his assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value, if any, of the related Mortgaged Property. The ability of the Master Servicer to liquidate any Mortgaged Property or REO Property, and the liquidation value thereof, may be adversely affected by risks generally incident to interests in real property, including changes or weakness in general or local economic conditions, declines in real estate values, the volume of other similar properties for sale, adverse changes in interest rates, real estate and personal property tax rates, energy costs and other expenses, environmental concerns, acts of God, and other factors that are beyond the Master Servicer's control.]

        Credit Risk from Subordination of the Subordinate Certificates to the Senior Certificates. Payments of principal and interest on the Assets will be available to make distributions on the Subordinate Certificates only after required distributions have been made on the Senior Certificates. Further, all realized losses on the Assets generally will be allocated to the Subordinate Certificates prior to being allocated to the Senior Certificates. Realized losses on the Assets in excess of the available Credit Support will adversely affect the yield on the Certificates.

        The Master Servicer's Ability to Realize on Assets May Be Limited by Applicable State Law. A variety of factors may limit the Master Servicer's ability to repossess or foreclose on and liquidate the Mortgaged Properties securing the

Assets or may limit the amount realized upon any such liquidation to less than the amount due under the related Asset. See "Certain Legal Aspects of Mortgage Loans" in the Prospectus.

[The following two paragraphs will be included in the event any of the Mortgage Loans are acquired from the Resolution Trust Corporation:]

        [Troubled Mortgage Loan Originators Create Risks to Certificateholders. [Certain][The] Mortgage Loans were originated or purchased by the [Originating Institutions], each of which is subject to an RTC receivership. It is possible that the financial difficulties experienced by the [Originating Institutions] may have adversely affected either or both of (i) the standards and procedures pursuant to which the Mortgage Loans were originated or purchased by such [Originating Institutions] and (ii) the manner in which such Mortgage Loans have been serviced prior to assumption of servicing responsibilities by the Master Servicer. The Mortgage Loans will be acquired by the Depositor on or before the Closing Date from the Asset Seller, which acquired the Mortgage Loans from the RTC in its capacity as receiver of each of the associations pursuant to a certain mortgage loan sale agreement, dated ______, 199_ (as amended, the "Loan Sale Agreement"). Pursuant to the Loan Sale Agreement, the RTC as receiver of the [Originating Institutions], has made certain representations and warranties regarding the Mortgage Loans and is obligated to cure such breaches or repurchase those Mortgage Loans as to which there is a breach of such representations and warranties. The RTC repurchase price for the Mortgage Loans is par plus accrued interest at the related Mortgage Rate[,except in the case of Mortgage Loans as to which a repurchase for a breach of the representation and warranty relating to certain environmental matters would be accomplished at a price that initially is discounted but increases to par over approximately __ years]. The RTC, acting in its corporate capacity, has guaranteed such obligations of the RTC, acting in its capacity as receiver. The agreement pursuant to which such guarantee was made by the RTC is hereinafter referred to as the "Guarantee Agreement".]

        [Limited Information is Available with respect to Certain Mortgage Loans. The information set forth in this Prospectus Supplement with respect to the Mortgage Loans is derived from books and records of the [Originating Institutions], as well as a limited review of the credit and legal files relating to the Mortgage Loans. Accordingly, available information does not permit the Depositor to determine fully the origination, credit appraisal and underwriting practices of the originators of the Mortgage Loans. Furthermore, it is possible that this Prospectus Supplement does not contain material information regarding the Mortgage Loans that would have been disclosed if the structure and personnel of the [Originating Institutions] had not been affected by such institutions having been placed in receivership. While the Depositor has undertaken a limited review of the records and files related to the Mortgage Loans in connection with the issuance of the Offered Certificates, the Mortgage Loans have not been "re-underwritten" or subjected to the type of review that would typically be made in respect of a newly originated mortgage loan.]

        Certificates Issued in Book-Entry Form May Create Liquidity Risks to Certificateholders. Issuance of the Offered Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market because investors may be unwilling to purchase Certificates for which they cannot obtain physical securities. See "Description of the Certificates -- Book-Entry Registration" herein.

        Because transactions in the Bonds can be effected only through DTC, participating organizations, indirect participants and certain banks, the ability of a Certificateholder to pledge a Certificate to persons or entities that do not participate in the DTC system or otherwise to take actions in respect of such Certificates, may be limited due to lack of a physical security representing the Certificates. See "Description of the Certificates -- Book-Entry Registration" herein.

        Certificateholders may experience some delay in their receipt of distributions of interest and principal on the Certificates because such distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of its Participants (as defined herein) which will thereafter credit them to the accounts of Certificateholders either directly or indirectly through indirect participants. See "Description of the Certificates -- Book-Entry Registration" herein.

                            DESCRIPTION OF THE ASSETS

GENERAL

        The Trust Fund will consist primarily of [___ [conventional], [fixed interest] [adjustable interest] rate Mortgage Loans with an aggregate Principal Balance as of the Cut-off Date, after deducting payments of principal due on such date, of $____________,] [mortgage participations, mortgage pass-through certificates, mortgage-backed securities evidencing interests therein or secured thereby that have been previously (a) offered and distributed to the public pursuant to an effective registration statement or (b) purchased in a transaction not involving any public offering from an entity that is not an affiliate of the issuer of such securities at the time of sale (nor an affiliate thereof at any time during the three preceding months); provided, a period of two years has elapsed since the later of the date the securities were acquired from the issuer or an affiliate thereof (the "MBS"),] [certain direct obligations of the United States, agencies thereof or agencies created thereby (the "Agency Securities", together with the Mortgage Loans, MBS, and certain other assets of the Trust Fund, the "Assets"))].

[MORTGAGE LOANS

        Each Mortgage Loan is evidenced by a promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") creating a first lien on a one-to four-family residential property (a "Mortgaged Property"). The Mortgaged Properties consist of [description of one-to four-family residential properties]. [Because no evaluation of any mortgagor's financial condition has been conducted, investors should consider all of the Mortgage Loans to be non-recourse loans so that, in the event of mortgagor default, recourse may be had only against the specific property and such limited other assets as have been pledged to secure a Mortgage Loan, and not against the mortgagor's other assets.] All percentages of the Mortgage Loans described herein are approximate percentages (except as otherwise indicated) by aggregate Principal Balance as of the Cut-off Date.]

        [The Mortgage Loans to be included in the Trust Fund will have been originated or acquired by ________________ (the "Asset Seller") and will comply with the underwriting criteria described herein. The Depositor will purchase the Mortgage Loans to be included in the Mortgage Pool on or before the Closing Date from the Asset Seller pursuant to an agreement (the "Seller's Agreement"), to be dated as of _____, 199_ between the Asset Seller and the Depositor. The Depositor will cause the Mortgage Loans to be assigned to _______________, as Trustee, pursuant to the Pooling and Servicing Agreement. The Master Servicer will service the Mortgage Loans pursuant to the Pooling and Servicing Agreement.

        Under the Seller's Agreement, the Asset Seller will make certain representations, warranties and covenants to the Depositor relating to, among other things, the due execution and enforceability of the Seller's Agreement and certain characteristics of the Mortgage Loans, and will be obligated to repurchase or substitute for any Mortgage Loans as to which there exists deficient documentation or an uncured material breach of any such representation, warranty or covenant. Under the Pooling and Servicing Agreement the Depositor will assign all its right, title and interest in such representations, warranties and covenants (including the Asset Seller's repurchase or substitution obligation) to the Trustee for the Trust Fund. The Depositor will make [no] representations or warranties with respect to the Mortgage Loans and will have no obligation to repurchase or substitute for Mortgage Loans with deficient documentation [or which are otherwise defective]. The Asset Seller is selling the Mortgage Loans without recourse and, accordingly, in such capacity, will have no obligations with respect to the Offered Certificates other than pursuant to such representations, warranties, covenants and repurchase obligations. See "Description of the Agreements -- Representations and Warranties; Repurchases" in the Prospectus.]

         [The Mortgage Loans include FHA Loans and VA Loans. The FHA Loans and VA Loans include [Non-Performing Mortgage Loans,] Sub-Performing Mortgage Loans and Reinstated Mortgage Loans. [Identify particular characteristics of FHA Loans, VA Loans, [Non-Performing Mortgage Loans,] Sub-Performing Mortgage Loans and Reinstated Mortgage Loans] See "Description of the Trust Funds - Mortgage Loans", " -- The VA Loan Program" and " -- The FHA Loan Program" in the Prospectus.

[MBS

         [Provide title and issuer of underlying MBS, amount deposited or pledged, amount originally issued, maturity date, interest rate, redemption provisions, together with description of other material terms.]

         [Description of principal and interest distributions on the MBS.]

         [Description of advances by the servicer of the assets underlying the [MBS.]

         [Description of effect on the MBS of allocation of losses on the underlying assets.]

         As to each series of MBS included in the Trust Fund, the various classes of certificates from such series [(including classes not in the Trust Fund but from the same series as classes that are in the Trust Fund] are listed, together with the related pass-through rates and certain other information applicable thereto].

[AGENCY SECURITIES

         [Provide title and issuer of underlying Agency Securities, amount deposited or pledged, amount originally issued, maturity date, interest rate, redemption provisions, together with description of other material terms.]

         [Description of principal and interest distributions on the Agency Securities.]

         [Description of advances by the servicer of the assets underlying the Agency Securities.]

         [Description of effect on the Agency Securities of allocation of losses on the underlying Assets.]

         As to each series of Agency Securities included in the Trust Fund, the various classes of certificates from such series [(including classes not in the Trust Fund but from the same series as classes that are in the Trust Fund] are listed, together with the related pass-through rates and certain other information applicable thereto].

[CONVERTIBLE MORTGAGE LOANS

         ____% of the Mortgage Loans ("Convertible Mortgage Loans") provide that, at the option of the related Mortgagors, the adjustable interest rate on such Mortgage Loans may be converted to a fixed interest rate. The first month in which any of the Mortgage Loans may convert is ____________, and the last month in which any of the Mortgage Loans may convert is _____________. Upon conversion, the Mortgage Rate will be converted to a fixed interest rate determined in accordance with the formula set forth in the related Mortgage Note which formula is intended to result in a Mortgage Rate which is not less than the then current market interest rate (subject to applicable usury laws). After such conversion, the monthly payments of principal and interest will be adjusted to provide for full amortization over the remaining term to scheduled maturity. Upon notification from a Mortgagor of such Mortgagor's intent to convert from an adjustable interest rate to a fixed interest rate and prior to the conversion of any such Mortgage Loan (a "Converting Mortgage Loan"), the related Warrantying Party will be obligated to purchase the Converting Mortgage Loan at a price equal to the outstanding Principal Balance thereof plus accrued interest thereon net of any subservicing fees (the "Conversion Price"). In the event of a failure by a Warrantying Party to purchase a converting Mortgage Loan, the

Master Servicer is required to use its best efforts to purchase such Mortgage Loan following its conversion (a "Converted Mortgage Loan") during the one-month period following the date of conversion at the Conversion Price.

         In the event that the related Warrantying Party fails to purchase a Converting Mortgage Loan and the Master Servicer does not purchase a Converted Mortgage Loan, neither the Depositor nor any of its affiliates nor any other entity is obligated to purchase or arrange for the purchase of any Converted Mortgage Loan. Any such Converted Mortgage Loan will remain in the Mortgage Pool as a fixed-rate Mortgage Loan and will result in the Mortgage Pool's having both fixed rate and adjustable rate Mortgage Loans. See "Certain Yield and Prepayment Considerations" herein.

         Following the purchase of any Converted Mortgage Loan as described above, the purchaser will be entitled to receive an assignment from the Trustee of such Mortgage Loan and the purchaser will thereafter own such Mortgage Loan free of any further obligation to the Trustee or the Certificateholders with respect thereto.]

[INDICES

         As of any Payment Adjustment Date, the Index applicable to the determination of the related Asset Rate will be a per annum rate equal to ______________, as most recently available as of the date days prior to the Payment Adjustment Date (each, an "Index"). In the event that the Index is no longer available, an index reasonably acceptable to the Trustee that is based on comparable information will be selected by the Master Servicer.

         Each Index is currently calculated based on information reported in ___________. Listed below are the weekly average yields on actively traded
______________ as reported in ____________ on the date that would have been applicable to mortgage loans having the following adjustment dates for the indicated years. Such average yields may fluctuate significantly from week to week as well as over longer periods and may not increase or decrease in a constant pattern from period to period. The following does not purport to be representative of future average yields. No assurance can be given as to the average yields on such _______________ on any Payment Adjustment Date or during the life of any Asset.]

                                     [Index]

Adjustment Date                   1992       1993       1994       1995       1996       1997
---------------                   ----       ----       ----       ----       ----       ----

January......................
February ....................
March........................
April........................
May..........................
June.........................
July.........................
August.......................
September....................
October......................
November.....................
December.....................

CERTAIN CHARACTERISTICS OF THE ASSETS

         [Approximately ___% of the Assets have Due Dates that occur on the ___ day of each month; approximately ___% of the Assets have Due Dates that occur on the ___ day of each month; approximately _____% of the Assets have Due

Dates that occur on the ___ day of each month; and the remainder of the Assets have Due Dates that occur on the fifteenth day of each month.]

        [As of the Cut-off Date, the Assets had the following characteristics:
(i) Asset Rates ranging from _____% per annum to _______% per annum; (ii) a weighted average Asset Rate of ______% per annum; (iii) Gross Margins ranging from ____ basis points to ______ basis points; (iv) a weighted average Gross Margin of ____ basis points; (v) Principal Balances ranging from $_______ to $______; (vi) an average Principal Balance of $_________; (vii) original terms to scheduled maturity ranging from _____ months to _________ months; (viii) a weighted average original term to scheduled maturity of _____ months; (ix) remaining terms to scheduled maturity ranging from ____ months to _____ months;
(x) a weighted average remaining term to scheduled maturity of ________ months;
(xi) Cut-off Date Loan-to-Value ("LTV") Ratios ranging from ______% to ________%; (xii) a weighted average Cut-off Date LTV Ratio of _____%; (xiii) as to the _______% of the Assets to which such characteristic applies, (A) minimum lifetime Asset Rates ranging from ____% per annum to ______ % per annum and (B) a weighted average minimum lifetime Asset Rate of _______% per annum; and (xiv) as to the__________% of Assets to which such characteristic applies and for which it may be currently calculated, (A) maximum lifetime Asset Rate ranging from _______% per annum to ________% per annum and (B) a weighted average maximum lifetime Asset Rate of _________% per annum.]

        [___% of the Mortgage Loans provide for Balloon Payments on their respective maturity dates. Loans providing for Balloon Payments involve a greater degree of risk than self-amortizing loans. See "Risk Factors -- Assets with balloon payment provisions present particular risks to Securityholders" in the Prospectus.]

        [The Mortgage Loans contain [(i) __ Mortgage Loans, representing ____% of the Assets by aggregate Principal Balance as of the Cut-off Date, that, as of the Cut-off Date, have more than 12 scheduled payments of principal and interest past due under the terms of the related Mortgage Note (each, a "Non-Performing Mortgage Loan"), (ii)] __ Mortgage Loans, representing ____% of the Assets by aggregate Principal Balance as of the Cut-off Date, that, as of the Cut-off Date, have more than three but less than 12 scheduled payments of principal and interest past due under the terms of the related Mortgage Note (each, a "Sub-Performing Mortgage Loan"), and [(iii)] __ Mortgage Loans, representing ____% of the Assets by aggregate Principal Balance as of the Cut-off Date, that have had more than three scheduled payments of principal and interest past due under the terms of the related Mortgage Note one or more times during the term of the related Mortgage Loan, but at the related Cut-off Date for the Series is current in payment (each, a "Reinstated Mortgage Loan").]

        [The Asset Rate on each Asset is subject to adjustment on each Interest Rate Adjustment Date by adding the related Gross Margin to the value of the Index as most recently announced a specified number of days prior to such Interest Rate Adjustment Date, subject, in the case of substantially all of the Assets, to minimum and maximum lifetime Asset Rates, with ranges specified below. The Asset Rates on the Assets generally are adjusted monthly; however, certain of the Assets provide for Interest Rate Adjustment Dates to occur quarterly (___% of the Assets), semi-annually ( % of the Assets) or annually (____% of the Assets). Each of the Assets provided for an initial fixed interest rate period; Assets, representing ___% of the Assets, have not experienced their first Interest Rate Adjustment Dates. The latest initial Interest Rate Adjustment Date for any Asset is to occur in .]

        [Subject to the Payment Caps described below, the amount of the Payment on each Asset adjusts periodically on each Payment Adjustment Date to an amount that would fully amortize the Principal Balance of the Asset over its then remaining amortization schedule and pay interest at the Asset Rate in effect during the one month period preceding such Payment Adjustment Date. Approximately __% of the Assets provide that an adjustment of the amount of the Payment on a Payment Adjustment Date may not result in a Payment that increases by more than ___% (nor, in some cases, decreases by more than ____%) of the amount of the Payment in effect immediately prior to such Payment Adjustment Date (each such provision, a "Payment Cap").

        [No Mortgage Loan currently prohibits principal prepayments; however, certain of the Mortgage Loans impose fees or penalties ("Prepayment Premiums") in connection with full or partial prepayments. Although Prepayment Premiums are payable to the Master Servicer as additional servicing compensation, the Master Servicer may waive the payment of any Prepayment Premium only in connection with a principal prepayment that is proposed to be made during the three month period prior to the scheduled maturity of the related Mortgage Loan, or under certain other limited circumstances.]

         The following table sets forth the range of Asset Rates on the Assets as of the Cut-off Date:

                       Asset Rates as of the Cut-off Date

                                                                                                           Percent by
                                                                                 Aggregate                  Aggregate
                                                        Percent                   Principal                  Principal
                            Number of                      by                   Balance as of              Balance as of
Asset Rate                    Assets                     Number                the Cut-off Date           the Cut-off Date
----------                   --------                   --------               ----------------           ----------------





     Total                                               100.00%                 $                             100.00%
                               =======                   ======                  ===========                   ======


Weighted Average
  Asset Rate:

Note: Percentage totals may not add due to rounding.

         The following table sets forth the types of Mortgaged Properties securing the Mortgage Loans:

                                  Property Type

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                            Number of                  Percent of                 Principal                  Principal
                             Mortgage                  Assets by                Balance as of              Balance as of
Type                          Loans                      Number                the Cut-off Date           the Cut-off Date
----                         -------                   ----------              ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======



Note:   Percentage totals may not add due to rounding.

   [The following table sets forth the range of Gross Margins for the Assets:]

                                 [Gross Margins]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                                                        Percent                   Principal                  Principal
                            Number of                      by                   Balance as of              Balance as of
Asset Rate                    Assets                     Number                the Cut-off Date           the Cut-off Date
----------                   --------                   --------               ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======



Weighted Average
 Gross Margin:

Note:  Percentage totals may not add due to rounding.

        [The following table sets forth the frequency of adjustments to the Asset Rates on the Assets as of the Cut-off Date:]

                  [Frequency of Adjustments to Asset Rates]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                                                        Percent                   Principal                  Principal
                            Number of                      by                   Balance as of              Balance as of
Frequency(A)                  Assets                     Number                the Cut-off Date           the Cut-off Date
-------------                --------                   --------               ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Weighted Average
Frequency of
Adjustments to
Asset Rate:

Note:  Percentage totals may not add due to rounding.

(A) _______ or ___% of Assets have not experienced their first Interest Rate Adjustment Date.

     [The following table sets forth the frequency of adjustments to the Payments on the Assets as of the Cut-off Date:]

                     [Frequency of Adjustments to Payments]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                                                        Percent                   Principal                  Principal
                            Number of                      by                   Balance as of              Balance as of
Frequency (A)                 Assets                     Number                the Cut-off Date           the Cut-off Date
-------------                --------                   --------               ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Weighted Average
Frequency of
Adjustments to
Payments:

Note:  Percentage totals may not add due to rounding.

       [The following table sets forth the range of maximum lifetime Asset
                             Rates for the Assets:]

                         [Maximum Lifetime Asset Rates]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
     Maximum                                            Percent                   Principal                  Principal
     Lifetime               Number of                      by                   Balance as of              Balance as of
    Asset Rate                Assets                     Number                the Cut-off Date           the Cut-off Date
    ----------               --------                   --------               ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Weighted Average
Maximum Lifetime
Asset Rate:

Note:  Percentage totals may not add due to rounding.

(A)     Represents Assets without a lifetime rate cap.
(B) The lifetime rate caps for these Assets are based upon the Index as determined at a future point in time plus a fixed percentage. Therefore, the rate is not determinable as of the Cut-off Date.
(C) This calculation does not include the ____ Assets without a lifetime rate cap or the Assets with lifetime rate caps which are currently not determinable.

          [The following table sets forth the range of minimum lifetime
                          Asset Rates on the Assets:]

                         [Minimum Lifetime Asset Rates]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
     Minimum                                            Percent                   Principal                  Principal
     Lifetime               Number of                      by                   Balance as of              Balance as of
    Asset Rate                Assets                     Number                the Cut-off Date           the Cut-off Date
    ----------               --------                   --------               ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                 ===========                     ======

Weighted Average
Minimum Lifetime
Asset Rate:

Note: Percentage totals may not add due to rounding.

(A) Represents Assets without interest rate floors.
(B) This calculation does not include the Assets without interest rate floors.

         The following table sets forth the range of Principal Balances of the Assets as of the Cut-off Date:

                    Principal Balances as of the Cut-off Date

                                                                                                             Percent by
    Principal                                                                     Aggregate                  Aggregate
     Balance                                            Percent                   Principal                  Principal
    as of the               Number of                      by                   Balance as of              Balance as of
   Cut-off Date               Assets                     Number                the Cut-off Date           the Cut-off Date
   ------------               ------                     ------                ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Average Principal Balance
as of the
Cut-off Date:

Note: Percentage totals may not add due to rounding.

        The following tables set forth the original and remaining terms to maturity (in months) of the Assets:

                       Original Term to Maturity in Months

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
     Original                                           Percent                   Principal                  Principal
     Term in                Number of                      by                   Balance as of              Balance as of
     Months                   Assets                     Number                the Cut-off Date           the Cut-off Date
     -------                 --------                   --------               ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Weighted Average
Original Term to Maturity:

Note: Percentage totals may not add due to rounding.

        The following tables set forth the purpose for which the Mortgage Loan was originated, [the type of program under which it was originated and the occupancy type].

                              Mortgage Loan Purpose

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
    Remaining               Number of                  Percent of                 Principal                  Principal
     Term in                 Mortgage                  Assets by                Balance as of              Balance as of
      Months                  Loans                      Number                the Cut-off Date           the Cut-off Date
      ------                  -----                      ------                ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Weighted Average
Original Term to Maturity:

Note: Percentage totals may not add due to rounding.

                      [Mortgage Loan Documentation Program]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
    Remaining               Number of                  Percent of                 Principal                  Principal
     Term in                 Mortgage                  Assets by                Balance as of              Balance as of
      Months                  Loans                      Number                the Cut-off Date           the Cut-off Date
      ------                  -----                      ------                ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Weighted Average
Original Term to Maturity:

Note: Percentage totals may not add due to rounding.

                          Mortgage Loan Occupancy Type

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
    Remaining               Number of                  Percent of                 Principal                  Principal
     Term in                 Mortgage                  Assets by                Balance as of              Balance as of
      Months                  Loans                      Number                the Cut-off Date           the Cut-off Date
      ------                  -----                      ------                ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Weighted Average
Original Term to Maturity:

Note: Percentage totals may not add due to rounding.

                      Remaining Term to Maturity in Months

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
    Remaining                                           Percent                   Principal                  Principal
     Term in                Number of                      by                   Balance as of              Balance as of
      Months                  Assets                     Number                the Cut-off Date           the Cut-off Date
      ------                  ------                     ------                ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                   ===========                   ======

Weighted Average Remaining
Term to Maturity:

Note: Percentage totals may not add due to rounding.

        The following tables set forth the respective years in which the Assets were originated and are scheduled to mature:

                               Year of Origination

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                                                        Percent                   Principal                  Principal
                            Number of                      by                   Balance as of              Balance as of
       Year                   Assets                     Number                the Cut-off Date           the Cut-off Date
       ----                   ------                     ------                ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Note: Percentage totals may not add due to rounding.

                           Year of Scheduled Maturity

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                                                        Percent                   Principal                  Principal
                            Number of                      by                   Balance as of              Balance as of
       Year                   Assets                     Number                the Cut-off Date           the Cut-off Date
       ----                   ------                     ------                ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Note: Percentage totals may not add due to rounding.

         The following table sets forth the range of Original LTV Ratios of the Mortgage Loans. An "Original LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the Principal Balance of a Mortgage Loan on the date of its origination, and the denominator of which is [in general] the lesser of (i) the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan and (ii) the sale price of such Mortgaged Property at the time of such origination. There can be no assurance that the value (determined through an appraisal or otherwise) of a Mortgaged Property determined after origination of the related Mortgage Loan will be equal to or greater than the value thereof (determined through an appraisal or otherwise) obtained in connection with the origination. As a result, there can be no assurance that the loan-to-value ratio for any Mortgage Loan determined at any time following origination thereof will be lower than the Original LTV Ratio, notwithstanding any positive amortization of such Mortgage Loan.

                               Original LTV Ratios

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                            Number of                  Percent of                 Principal                  Principal
     Original                Mortgage                  Assets by                Balance as of              Balance as of
    LTV Ratio                 Loans                      Number                the Cut-off Date           the Cut-off Date
    ---------                 -----                      ------                ----------------           ----------------
                                                                                  >




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    =======

Weighted Average Original
LTV Ratio:

Note: Percentage totals may not add due to rounding.

        The Mortgage Loans are secured by Mortgaged Properties in different ___ states. The table below sets forth the states in which the Mortgaged Properties are located:

                             Geographic Distribution

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                            Number of                  Percent of                 Principal                  Principal
                             Mortgage                  Assets by                Balance as of              Balance as of
      State                   Loans                      Number                the Cut-off Date           the Cut-off Date
      -----                   -----                      ------                ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Note:   Percentage totals may not add due to rounding.
        [regional breakdown to be provided as appropriate]

        No more than ___% of the Mortgage Loans will be secured by Mortgaged Properties located in any one zip code.

        [___% of the Mortgage Loans provide that upon any principal prepayment of a Mortgage Loan, whether made voluntarily or involuntarily, the related Mortgagor will be required to pay a prepayment premium or yield maintenance Penalty (a "Prepayment Premium") in the amount set forth in the following table.]

                       [Mortgage Loan Prepayment Premiums]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                            Number of                  Percent of                 Principal                  Principal
    Prepayment               Mortgage                  Assets by                Balance as of              Balance as of
     Premium                  Loans                      Number                the Cut-off Date           the Cut-off Date
     -------                  -----                      ------                ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Note: Percentage totals may not add due to rounding.

                                   [FHA Loans]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                            Number of                  Percent of                 Principal                  Principal
                             Mortgage                  Assets by                Balance as of              Balance as of
    FHA Loans                 Loans                      Number                the Cut-off Date           the Cut-off Date
    ---------                -------                    --------               ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Note: Percentage totals may not add due to rounding.

                                   [VA Loans]

                                                                                                             Percent by
                                                                                  Aggregate                  Aggregate
                            Number of                  Percent of                 Principal                  Principal
                             Mortgage                  Assets by                Balance as of              Balance as of
     VA Loans                 Loans                      Number                the Cut-off Date           the Cut-off Date
     --------                -------                    --------               ----------------           ----------------





Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======


Note: Percentage totals may not add due to rounding.

                         [Non-Performing Mortgage Loans]

       Non-                                                                                                  Percent by
    Performing                                                                    Aggregate                  Aggregate
     Mortgage               Number of                  Percent of                 Principal                  Principal
     --------                Mortgage                  Assets by                Balance as of              Balance as of
      Loans                   Loans                      Number                the Cut-off Date           the Cut-off Date
      -----                   -----                      ------                ----------------           ----------------





Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Note: Percentage totals may not add due to rounding.

                         [Sub-Performing Mortgage Loans]

       Sub-                                                                                                  Percent by
    Performing                                                                    Aggregate                  Aggregate
     Mortgage               Number of                  Percent of                 Principal                  Principal
     --------                Mortgage                  Assets by                Balance as of              Balance as of
      Loans                   Loans                      Number                the Cut-off Date           the Cut-off Date
      -----                   -----                      ------                ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Note: Percentage totals may not add due to rounding.

                           [Reinstated Mortgage Loans]


                                                                                                            Percent by
    Reinstated                                                                   Aggregate                  Aggregate
     Mortgage               Number of                  Percent of                 Principal                  Principal
     --------                Mortgage                  Assets by                Balance as of              Balance as of
      Loans                   Loans                      Number                the Cut-off Date           the Cut-off Date
      -----                   -----                      ------                ----------------           ----------------




Total                                                   100.00%                 $                              100.00%
                              ======                    ======                  ===========                    ======

Note: Percentage totals may not add due to rounding.

UNDERWRITING STANDARDS

         All of the Mortgage Loans were originated or acquired by _______, generally in accordance with the underwriting criteria described herein.

         [Description of underwriting standards.]

[CERTAIN CHARACTERISTICS OF MBS]

         [Particular textual and table disclosure for all MBS collateral]

[CERTAIN CHARACTERISTICS OF THE AGENCY SECURITIES]

         [Particular textual and table disclosure for all Agency Securities collateral]

ADDITIONAL INFORMATION

         The description in this Prospectus Supplement of the Assets is based upon the Trust Fund as expected to be constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on or before such date. Prior to the issuance of the Offered Certificates, an Asset may be removed from the Trust Fund as a result of incomplete documentation or otherwise, if the Depositor deems such removal necessary or appropriate and may be prepaid at any time. A limited number of other assets may be included in the Trust Fund prior to the issuance of the Offered Certificates unless including such assets would materially alter the characteristics of the Trust Fund as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Trust Fund as it will be constituted at the time the Offered Certificates are issued.

         A Current Report on Form 8-K will be available to purchasers of the Offered Certificates and will be filed, together with Exhibits, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Assets are removed from or added to the Trust Fund as set forth in the preceding paragraph, such removal or addition will be noted on a Form 8-K.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

        The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will consist of ____ Classes to be designated as the Class __ Certificates, the Class __ Certificates, the Class __ Certificates and the Class
__ Certificates. The Class __ Certificates (the "Subordinate Certificates") will be subordinate to the Class __ Certificates and the Class __ Certificates (the "Senior Certificates"), as described herein. The Offered Certificates will be issued in [book-entry][fully registered, certificated] form only. The Offered Certificates will be issued in denominations of $_______ and integral multiples of $_____________ in excess thereof[, with one Certificate of each Class evidencing an additional amount equal to the remainder of the Security Principal Balance thereof]. The Offered Certificates will be freely transferrable and exchangeable at the corporate trust office of the Trustee.

        The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) [the Mortgage Loans] [the MBS] [the Agency Securities] and all payments under and proceeds in respect thereof received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure (upon acquisition, "REO Property"); (iii) such funds or assets as from time to time are deposited in the Certificate Account and any account established in connection with REO Property (the "REO Account"); and (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans. Only the Class __ Certificates, the Class __ Certificates and the Class __ Certificates (together, the "Offered Certificates") are offered hereby.

        The Class __ Certificates will have an initial [Security Principal Balance] [Notional Balance of] $__________. The Class __ Certificates represent ___% of the aggregate Principal Balance of the Assets as of the Cut-off Date. The Class __ Certificates will have an initial Security Principal Balance of $__________, representing ___% of the aggregate Principal Balance of the Assets as of the Cut-off Date. The Class __ Certificates will have an initial Security Principal Balance of $__________, representing ___% of the aggregate Principal Balance of the Assets as of the Cut-off Date. The initial Security Principal Balance of the Class __ Certificates will be [zero]. The Security Principal Balance of any Class of Certificates outstanding at any time represents the maximum amount which the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Assets. The respective Security Principal Balances of the Class __, Class __, Class __ and Class ___ Certificates (respectively, the "Class __ Balance", "Class __ Balance", "Class __ Balance" and "Class __ Balance") will in each case be reduced by amounts actually distributed on such Class that are allocable to principal. [The Security Principal Balance of the Class __ Certificates (the "Class __ Balance") will at any time equal the aggregate Principal Balance of the Assets minus the sum of the Class __ Balance, Class __ Balance and Class __ Balance.] The Principal Balance of any Asset at any date of determination will equal (a) the Cut-off Date Balance of such Asset, minus (b) the sum of (i) the principal portion of each Payment due on such Asset after the Cut-off Date, to the extent received from the Mortgagor or advanced by the Master Servicer and distributed to holders of the Certificates before such date of determination,
(ii) all principal prepayments and other unscheduled collections of principal received with respect to such Asset, to the extent distributed to holders of the Certificates before such date of determination, and (iii) any reduction in the outstanding Principal Balance of such Asset resulting out of a bankruptcy proceeding for the related Mortgagor.

        [None of the Class __ Certificates are offered hereby.]

[BOOK-ENTRY REGISTRATION

        If so provided in the related Prospectus Supplement, one or more Classes of the Offered Certificates will be issued as Book-Entry securities (the "Book-Entry Securities"), and each such Class will be represented by one or more single Certificates registered in the name of a nominee for DTC.

        DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

        Investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Securities may do so only through Participants and Indirect Participants. In addition, such investors ("Security Owners") will receive all distributions on the Book-Entry Securities through DTC and its Participants. Under a book-entry format, Security Owners will receive payments after the related Payment Date because, while payments are required to be forwarded to Cede, on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Security Owners. The only "Securityholder" (as such term is used in the Pooling and Servicing Agreement) will be Cede, as nominee of DTC, and the Security Owners will not be recognized by the Trustee as Securityholders under the Pooling and Servicing Agreement. Security Owners will be permitted to exercise the rights of Securityholders under the Pooling and Servicing Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

        Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Securities and is required to receive and transmit distributions of principal of and interest on the Book-Entry Securities. Participants and Indirect Participants with which Security Owners have accounts with respect to the Book-Entry Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Security Owners.

        Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Security Owner to pledge its interest in the Book-Entry Securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the Book-Entry Securities, may be limited due to the lack of a physical certificate evidencing such interest.

        DTC has advised the Depositor that it will take any action permitted to be taken by the holders of the Book-Entry Securities under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Securities are credited.

        Offered Certificates initially issued in book-entry form will be issued in fully registered, certificated form to Security Owners or their nominees ("Definitive Securities"), rather than to DTC or its nominee only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Offered Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

        Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Securities for the Security Owners. Upon surrender by DTC of the certificate or certificates representing the Book-Entry Securities, together with instructions for re-registration, the Trustee will issue (or cause to be issued) to the Security Owners identified in such instructions the Definitive Securities to which they are entitled, and thereafter the Trustee will recognize the holders of such Definitive Securities as Certificateholders under the Pooling and Servicing Agreement.

        None of the Depositor, the Master Servicer, any Sub-Servicer, the Trustee, or any of their affiliates will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.]

Distributions

        Method, Timing and Amount. Distributions on the Certificates will be made on the ____ day of each month or, if such ____ day is not a Business Day, then on the next succeeding Business Day, commencing in ____________________ 199_ (each, a "Distribution Date"). All distributions (other than the final distribution on any Certificate) will be made by the [Master Servicer][Trustee] to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the [last Business Day of the month] preceding the month in which the related Distribution Date occurs. Such distributions will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the [Master Servicer][Trustee] with wiring instructions no less than five Business Days prior to the related Record Date and is the registered owner of Certificates the aggregate initial principal amount of which is at least $__________, or otherwise by check mailed to such Certificateholder. The final distribution on any Certificate will be made in like manner, but only upon presentment or surrender of such Certificate at the location specified in the notice to the holder thereof of such final distribution. All distributions made with respect to a Class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. The Percentage Interest evidenced by any Class __ Certificate is equal to the initial denomination thereof as of the Closing Date, divided by the initial Security Principal Balance for such Class. The aggregate distribution to be made on the Certificates on any Distribution Date shall equal the Available Distribution Amount.

        The "Available Distribution Amount" for any Distribution Date is an amount equal to (a) the sum of (i) the amount on deposit in the Certificate Account as of the close of business on the related Determination Date, (ii) the aggregate amount of any Advances made by the Master Servicer in respect of such Distribution Date and (iii) the aggregate amount deposited by the Master Servicer in the Certificate Account in respect of such Distribution Date in connection with Prepayment Interest Shortfalls incurred during the related Due Period, net of (b) the portion of the amount described in clause (a)(i) hereof that represents (i) Payments due on a Due Date subsequent to the end of the related Due Period, (ii) any voluntary principal prepayments and other unscheduled recoveries on the Assets received after the end of the related Due Period or (iii) any amounts payable or reimbursable therefrom to any person.

        Priority. On each Distribution Date the Available Distribution Amount will be distributed in the following amounts in the following order of priority:

        (1) to the holders of the Class __ Certificates, the amount of all Distributable Certificate Interest in respect of the Class __ Certificates for such Distribution Date, and, to the extent not previously distributed, for all preceding Distribution Dates;

        (2) to the holders of the Class __ Certificates, the amount of all Distributable Certificate Interest in respect of the Class __ Certificates for such Distribution Date, and, to the extent not previously distributed, for all preceding Distribution Dates;

        (3) to the holders of the Class __ Certificates, the amount, not to exceed the Class __ Security Principal Balance outstanding immediately prior to such Distribution Date, equal to the sum of the then Class __ Scheduled Principal Distribution Percentage of
               (A) the Scheduled Principal Distribution Amount for such Distribution Date and (B) the Unscheduled Principal Distribution Amount for such Distribution Date;

        (4) to the holders of the Class __ Certificates, the amount, not to exceed the Class __ Security Principal Balance outstanding immediately prior to such Distribution Date, equal to the sum of the then Class __ Scheduled Principal Distribution Percentage of
               (A) the Scheduled Principal Distribution Amount for such Distribution Date and (B) the Unscheduled Principal Distribution Amount for such Distribution Date;

        (5) to the holders of the Subordinate Certificates, the amount of all Distributable Certificate Interest in respect of the Subordinate Certificates for such Distribution Date, and, to the extent not previously distributed, for all preceding Distribution Dates;

        (6) to the holders of the Subordinate Certificates, the amount, not to exceed the Subordinate Security Principal Balance outstanding immediately prior to such Distribution Date, equal to the sum of the then Class __ Scheduled Principal Distribution Percentage of
               (A) the Scheduled Principal Distribution Amount for such Distribution Date and (B) the Unscheduled Principal Distribution Amount for such Distribution Date;

        (7)    [Liquidity Facility, if any];

        (8)    [Credit Support, if any];

        (9)    [Interest Only Security, if any]; and

        (10)   any remainder to the holders of the Class __ Certificates.

        Calculations of Interest. The "Distributable Certificate Interest" in respect of any Class of Certificates for any Distribution Date represents that portion of the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date that is net of such Class' pro-rata share of the aggregate portion of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments on the Assets during the related Due Period [that are not covered by the application of servicing compensation of the Master Servicer for the related Due Period (such uncovered aggregate portion, as to such Distribution Date,] the "Net Aggregate Prepayment Interest Shortfall").

        The "Accrued Certificate Interest" in respect of each Class of Certificates for any Distribution Date is equal to thirty days' interest accrued during the related Interest Accrual Period at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Security Principal Balance outstanding immediately prior to such Distribution Date. The Pass-Through Rate applicable to the Class __ Certificates for any Distribution Date [is fixed and is set forth on the cover hereof] [will equal the weighted average of the Class __ Remittance Rates in effect for the Assets as of the commencement of the related Due Period (as to such Distribution Date, the "Weighted Average Class __ Remittance Rate"). The "Class __ Remittance Rate" in effect for any Asset as of any date of determination (a) prior to its first Interest Rate Adjustment Date, is equal to the related Asset Rate then in effect minus basis points and (b) from and after its first Interest Rate Adjustment Date, is equal to the related Asset Rate then in effect minus the excess of the related Gross Margin over basis points. The "Interest Accrual Period" for the Certificates is the calendar month preceding the month in which the Distribution Date occurs.] [is equal to the excess of the Asset Rate thereon over ____% per annum.]

        The portion of Net Aggregate Prepayment Interest Shortfall for any Distribution Date that will be allocated to the Class __ Certificates on such Distribution Date will be equal to the then applicable Class __ Interest Allocation Percentage. The "Class __ Interest Allocation Percentage" for any Distribution Date will equal a fraction, expressed as a percentage, the numerator of which is equal to the product of (a) the Class __ Balance [(net of any Uncovered Portion thereof)] outstanding immediately prior to such Distribution Date, multiplied by (b) the Pass-Through Rate for the Class __ Certificates for such Distribution Date, and the denominator of which is the product of (x) the aggregate Principal Balance of the Assets outstanding immediately prior to such Distribution Date, multiplied by (y) the Weighted Average Net Asset Rate for such Distribution Date. The "Net Asset Rate" in effect for any Asset as of any date of determination is equal to the related Asset Rate then in effect minus basis points. [The "Uncovered Portion" of the Class __ Balance, as of any date of determination, is the portion thereof representing the excess, if any, of (a) the Class __ Balance then outstanding, over (b) the aggregate Principal Balance of the Assets then outstanding.]

        [The Pass-Through Rate on the Offered Certificates will be computed on the basis of a 360 day year consisting of 12 months of 30 days each.] [The Pass-Through Rate on the Offered Certificates will be calculated on the basis of the actual number of days in each Interest Accrual Period divided by 360.]

        [The Class __ Certificates will not be entitled to distributions of interest and will not have a Pass-Through Rate.]

        Calculations of Principal. The "Scheduled Principal Distribution Amount" for any Distribution Date is equal to the aggregate of the principal portions of all Payments, including Balloon Payments, due during or, if and to the extent not previously received or advanced and distributed to Certificateholders on a preceding Distribution Date, prior to the related Due Period, in each case to the extent paid by the related mortgagor or advanced by the Master Servicer and included in the Available Distribution Amount for such Distribution Date. The principal portion of any Advances in respect of a Assets delinquent as to its Balloon Payment will constitute advances in respect of the principal portion of such Balloon Payment.

        The "Unscheduled Principal Distribution Amount" for any Distribution Date is equal to the sum of: (a) all voluntary principal prepayments received on the Assets during the related Due Period; and (b) the excess, if any, of (i) all unscheduled recoveries received on the Assets during the related Due Period, whether in the form of liquidation proceeds, condemnation proceeds, insurance proceeds or amounts paid in connection with the purchase of an Asset out of the Trust Fund, exclusive in each case of any portion thereof payable or reimbursable to the Master Servicer in connection with the related Asset, over
(ii) the respective portions of the net amounts described in the immediately preceding clause (i) needed to cover interest (at the applicable Net Asset Rate in effect from time to time) on the related Asset from the date to which interest was previously paid or advanced through the Due Date for such Asset in the related Due Period.

        [The "Class __ Scheduled Principal Distribution Percentage" for any Distribution Date will equal the lesser of (a) 100% and (b) a fraction, expressed as a percentage, the numerator of which is the Class __ Security Principal Balance outstanding immediately prior to such Distribution Date, and the denominator of which is the lesser of (i) the sum of the Class __ Balance, the Class __ Balance and the Class __ Balance and (ii) the aggregate Principal Balance of the Assets, in either case outstanding immediately prior to such Distribution Date. The "Class __ Scheduled Principal Distribution Percentage" for any Distribution Date will equal (a) if the Security Principal Balance of the Class __ Certificates has been reduced to zero, 100%, (b) otherwise, the lesser of (i) 100% and (ii) a fraction, expressed as a percentage, the numerator of which is the Class __ Security Principal Balance outstanding immediately prior to such Distribution Date, and the denominator of which is the lesser of
(1) the sum of the Class __ Balance, the Class __ Balance and the Class __ Balance and (2) the aggregate Principal Balance of the Assets, in either case outstanding immediately prior to such Distribution Date. The "Class __ Scheduled Principal Distribution Percentage" for any Distribution Date will equal (a) prior to _____, 20__, 0%, (b) if the Security Principal Balance of the Class __ Certificates and the Class __ Certificates have been reduced to zero, 100%, and
(c) at any other time, the lesser of (i) 100% and (ii) a fraction, expressed as a percentage, the numerator of which is the Class __ Security Principal Balance outstanding immediately prior to such Distribution Date, and the denominator of which is the lesser of (1) the sum of the Class __ Balance, the Class __ Balance and the Class __ Balance and (2) the aggregate Principal Balance of the Assets, in either case outstanding immediately prior to such Distribution Date.]

SUBORDINATION

         In order to maximize the likelihood of distribution in full of the Class __ Interest Distribution Amount and the Class __ Interest Distribution Amount, and the Class __ Scheduled Principal Distribution Amount and the Class
__ Scheduled Principal Distribution Amount, on each Distribution Date, holders of the Senior Certificates have a right to distributions of the Available Distribution Amount that is prior to the rights of the holders of the Subordinate Certificates, to the extent necessary to satisfy the Class __ Interest Distribution Amount and Class __ Interest Distribution Amount, and the Class __ Scheduled Principal Distribution Amount and the Class __ Scheduled Principal Distribution Amount.

         [The principal portion of any Realized Losses will be allocated first in reduction of the Subordinate Certificates [in the order specified here] and then to the Senior Certificates [in the order specified here]. Any losses realized on an Asset that is finally liquidated equal to the excess of the Principal Balance of such Asset remaining, if any, plus interest thereon through the last day of the month in which such Asset was finally liquidated, after application of all amounts received (net of amounts reimbursable to the Master Servicer or any Sub-Servicer for Advances and expenses, including attorneys' fees) towards interest and principal owing on the Asset, is referred to herein as a "Realized Loss."]

ADVANCES

        On or prior to the Business Day immediately preceding each Distribution Date, the Master Servicer will either (1) deposit from its own funds the related Advance into the Certificate Account; (2) cause appropriate entries to be made in the records of the Certificate Account that funds in the Certificate Account that are not part of the Available Distribution Amount for the related Distribution Date have been used to make the Advance; (3) if the Certificate Account is maintained by the Trustee, instruct the Trustee to use investment earnings on the Certificate Account to defray the Master Servicer's Advance obligation; or (4) make (or cause to be made) the aggregate Advance through any combination of the methods described in clauses (1), (2) and (3) above. Any funds held for future distribution and used in accordance with clause (2) above must be restored by the Master Servicer from its own funds or from early payments collected on the Assets when they become part of a future Available Distribution Amount. The aggregate Advance for a Distribution Date is the sum of delinquent scheduled Payments due in the related Due Period, exclusive of all Nonrecoverable Advances.

        Advances are intended to maintain a regular flow of scheduled interest and principal payments to Certificateholders rather than to guarantee or insure against losses.

        [The Master Servicer will also be obligated to make Advances to the extent the Master Servicer deems such Advances recoverable out of Liquidation Proceeds or from collections on the related Asset, in respect of Liquidation Expenses and certain taxes and insurance premiums not paid by a Mortgagor on a timely basis.

        The Master Servicer will reimburse itself for Advances out of collections of the late payments in respect of which such Advances were made. In addition, upon the determination that a Nonrecoverable Advance has been made in respect of an Asset or upon an Asset becoming a Liquidated Asset, the Master Servicer will reimburse itself out of funds in the Certificate Account for unreimbursed amounts advanced by it in respect of such Asset.]

CREDIT SUPPORT

        [Disclose particular Credit Support, if any]

LIQUIDITY FACILITIES

        [Disclose particular Liquidity Facilities, if any]

              CERTAIN YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

        The yield to maturity on the Offered Certificates will be affected by the rate of principal payments on the Assets including, for this purpose, prepayments, which may include amounts received by virtue of repurchase, condemnation, insurance or foreclosure. The yield to maturity on the Offered Certificates will also be affected by the level of any Index. The rate of principal payments on the Offered Certificates will correspond to the rate of principal payments (including prepayments) on the related Assets.

        [Description of factors affecting yield, prepayment and maturity of the Assets and Class __ Certificates depending upon characteristics of the Assets.]

WEIGHTED AVERAGE LIFE OF THE OFFERED CERTIFICATES

        Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the Offered Certificates will be influenced by the rate at which principal payments (including scheduled payments, principal prepayments and payments made pursuant to any applicable policies of insurance) on the Assets are made. Principal payments on the Assets may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments and liquidations due to a default or other dispositions of the Assets).

        The table of Percent of initial Security Principal Balance Outstanding for the Offered Certificates at the respective percentages of [CPR] [SPA] set forth below indicates the weighted average life of such Certificates and sets forth the percentage of the initial principal amount of such Certificates that would be outstanding after each of the dates shown at the indicated percentages of [CPR][SPA]. The table has been prepared on the basis of the following assumptions regarding the characteristics of the Assets: (i) an outstanding Principal Balance of $_________, a remaining amortization term of ___ months and a term to balloon of ___ months: (ii) an interest rate equal to ____% per annum until the Due Date and thereafter an interest rate equal to % per annum (at an assumed Index of ____%) and Payments that would fully amortize the remaining balance of the Asset over its remaining amortization term; (iii) the Assets prepay at the indicated percentage of [CPR][SPA]; (iv) the maturity date of each of the Balloon Mortgage Loans is not extended; (v) distributions on the Offered Certificates are received in cash, on the 25th day of each month, commencing in_____________; (vi) no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the mortgagors of principal and interest on the Assets occur; (vii) the initial Security Principal Balance of the Offered Certificates is $________; (viii) prepayments represent payment in full of individual Assets and are received on the respective Due Dates and include 30 days' interest thereon; (ix) there are no repurchases of Assets due to breaches of any representation and warranty or otherwise; (x) the Offered Certificates are purchased on ________; (xi) the Servicing Fee is ____% per annum; and (xii) the Index on each Interest Rate Adjustment Date is ________% per annum.

        Based on the foregoing assumptions, the table indicates the weighted average life of the Offered Certificates and sets forth the percentages of the initial Security Principal Balance of the Offered Certificates that would be outstanding after the Distribution Date in ___________ of each of the years indicated, at various percentages of [CPR][SPA]. Neither [CPR][SPA] nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Assets included in the Trust Fund. Variations in the actual prepayment experience and the balance of the Assets that prepay may increase or decrease the percentage of initial Security Principal Balance (and weighted average life) shown in the following table. Such variations may occur even if the average prepayment experience of all such Assets is the same as any of the specified assumptions.

       Percent of Initial Class [ ] Security Principal Balance Outstanding
                   at the Following Percentages of [CPR][SPA]

Distribution Date

Initial Percent.................     ___%   __%   __%   __%  __%  __%

____________ 25, 19__...........
____________ 25, 19__...........
____________ 25, 19__...........
____________ 25, 19__...........
____________ 25, 19__...........
____________ 25, 19__...........
____________ 25, 19__...........
____________ 25, 20__...........
____________ 25, 20__...........
____________ 25, 20__...........
____________ 25, 20__...........

Weighted Average Life
 (Years) (   . . . . . . . .

        The weighted average life of the Class [ ] Certificates is determined by
        (i) multiplying the amount of each distribution of principal by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the total principal distributions on such class of Certificates.

[Class [ ] Yield Consideration]

        [Will describe assumption for various scenarios showing sensitivity of certain classes to prepayment and default risks and set forth resulting yield.]

                       [THE CREDIT SUPPORT ISSUER, if any]

        [Description of Credit Support Issuer]

                     [THE LIQUIDITY FACILITY ISSUER, if any]

        [Description of Liquidity Facility Issuer]

                                  THE DEPOSITOR

        Union Planters Mortgage Finance Corp. (the "Depositor") was incorporated in the State of Delaware on September 5, 1997. As of the date hereof, the Depositor is a direct, wholly-owned limited purpose finance subsidiary of Union Planters National Bank, a national banking association. Neither Union Planters National Bank nor the Depositor, nor any affiliate of the foregoing, has guaranteed or is otherwise obligated with respect to the Bonds. The principal executive offices of the Depositor are located at 7130 Goodlett Farms Parkway, Cordova, Tennessee 38018 (Telephone: (901) 580-6000). See "The Depositor" in the Prospectus.

                         POOLING AND SERVICING AGREEMENT

GENERAL

        The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of ____________ 1, 199_ (the "Pooling and Servicing Agreement"), by and among the Depositor, the Master Servicer and the Trustee, which incorporates by reference the Depositor's Standard Terms to Pooling and Servicing Agreement (September 1997 Edition).

        Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Offered Certificates. The Depositor will provide to a prospective or actual Certificateholder, without charge, upon written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to Union Planters Mortgage Finance Corp., 7130 Goodlett Farms Parkway, Cordova, Tennessee 38018, Attention:
President.

ASSIGNMENT OF THE MORTGAGE LOANS

        On or prior to the Closing Date, the Depositor will assign or cause to be assigned the Assets, without recourse, to the Trustee for the benefit of the Certificateholders. Prior to the Closing Date, the Depositor will, as to each Mortgage Loan, deliver to the Trustee (or the custodian hereinafter referred to), among other things, the following documents (collectively, as to such Mortgage Loan, the "Mortgage File"): (i) the original or, if accompanied by a "lost note" affidavit, a copy of the Mortgage Note, duly endorsed, which transferred such Mortgage Loan, without recourse, in blank or to the order of Trustee; (ii) the original Mortgage or a certified copy thereof, and any intervening assignments thereof, or certified copies of such intervening assignments, in each case with evidence of recording thereon; (iii) an assignment of the Mortgage, duly executed, which transferred such Mortgage Loan, in blank or to the order of the Trustee, in recordable form; (iv) assignments of any related assignment of leases, rents and profits and any related security agreement (if, in either case, such item is a document separate from the Mortgage), which transferred such Mortgage Loan, in blank or to the order of the Trustee; (v) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed; and (vi) the originals or certificates of a lender's title insurance policy issued on the date of the origination of such Mortgage Loan or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located. The Pooling and Servicing Agreement will require the Depositor promptly (and in any event within 120 days of the Closing Date) to cause each assignment of the Mortgage described in clause (iii) above to be submitted for recording in the real property records of the jurisdiction in which the related Mortgaged Property is located. Any such assignment delivered in blank will be completed to the order of the Trustee prior to recording. The Pooling and Servicing Agreement will also require the Depositor to cause the endorsements on the Mortgage Notes delivered in blank to be completed to the order of the Trustee. [Delivery of MBS and Agency Securities, if applicable.]

THE MASTER SERVICER

        General. [Union Planters National Bank, a national banking association, will act as Master Servicer (in such capacity, the "Master Servicer") for the Certificates pursuant to the Pooling and Servicing Agreement. The Master Servicer, a wholly-owned banking subsidiary of Union Planters Corporation, is engaged, among other things, in the mortgage banking business and, as such, originates, purchases, sells and services mortgage loans.]

        The executive offices of the Master Servicer are located at _______________, telephone number (__)__________.

        Delinquency and Foreclosure Experience. The following tables set forth certain information concerning the delinquency experience (including pending foreclosures) on one- to four- family residential mortgage loans included in the Master Servicer's servicing portfolio (which includes mortgage loans that are subserviced by others). The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until 31 days past due on a contractual basis.

                                As of December 31, 19                As of December 31, 19                    As of , 19
                                ----------------------               ----------------------                   ----------

                                                By Dollar                           By Dollar                           By Dollar
                              By No. of         Amount of         By No. of         Amount of          By No. of         Amount of
                                Loans             Loans             Loans             Loans              Loans           Loans  --
                                -----             -----             -----             -----              -----           -----

                                                                 (Dollar Amount in Thousands)

Total Portfolio               ________                            ________           $______           ________          $________
                                               $________

Period of
Delinquency

  31 to 59 days                   (  %)                               (  %)                                (  %)
  60 to 89 days                   (  %)                               (  %)                                (  %)
  90 days or more                 (  %)        _________              (  %)         ________               (  %)         _________
                              ________                             _______                            _________

Total Delinquent              ________         $________           _______          $_______          _________
Loans                                                                                                                   $ ________

Percent of Portfolio                      %                %                 %                  %                                  %
                                                                                                    %

Foreclosures
pending (1)

Percent of Portfolio                      %                %                 %                  %                                  %
                                                                                                    %

Foreclosures

Percent of Portfolio                      %                %                 %                  %                                  %
                                                                                                    %


--------------------

(1)  Includes bankruptcies which preclude foreclosure.

        There can be no assurance that the delinquency and foreclosure experience of the Assets comprising the Trust Fund will correspond to the delinquency and foreclosure experience of the Master Servicer's mortgage portfolio set forth in the foregoing tables. The aggregate delinquency and foreclosure experience on the Assets comprising the Trust Fund will depend on the results obtained over the life of the Trust Fund.

CERTIFICATE ACCOUNT

        The Master Servicer is required to deposit on a daily basis all amounts received with respect to the Assets of the Trust Fund, net of its servicing compensation, into a separate Certificate Account maintained with ____________. Interest or other income earned on funds in the Certificate Account will be paid to the Master Servicer as additional servicing compensation. See "Description of the Trust Funds -- Assets" and "Description of the Agreements -- Security Account and Other Collection Accounts" in the Prospectus.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

        [Disclose Servicing Standard]

        The principal compensation to be paid to the Master Servicer in respect of its master servicing activities will be the Servicing Fee. The Servicing Fee will be payable monthly only from amounts received in respect of interest on each Asset, will accrue at the Servicing Fee Rate and will be computed on the basis of the same principal amount and for the same period respecting which any related interest payment on such Asset is computed. The Servicing Fee Rate [with respect to each Asset equals % per annum] [equals the weighted average of the excesses of the Asset Rates over the respective Net Asset Rates].

        As additional servicing compensation, the Master Servicer is entitled to retain all assumption fees, prepayment penalties and late payment charges, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Certificate Account and any escrow accounts. The Servicing Standard requires the Master Servicer to, among other things, diligently service and administer the Assets on behalf of the Trustee and in the best interests of the Certificateholders, but without regard to the Master Servicer's right to receive such additional servicing compensation. The Master Servicer is obligated to pay certain ongoing expenses associated with the Trust Fund and incurred by the Master Servicer in connection with its responsibilities under the Pooling and Servicing Agreement. See "Description of the Agreements -- Retained Interest; Servicing Compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation payable to the Master Servicer and for information regarding expenses payable by the Master Servicer [and "Certain Federal Income Tax Consequences" herein regarding certain taxes payable by the Master Servicer].

REPORTS TO CERTIFICATEHOLDERS

        On each Distribution Date the Master Servicer shall furnish to each Certificateholder, to the Depositor, to the Trustee and to the Rating Agency a statement setting forth certain information with respect to the Assets and the Certificates required pursuant to the Pooling and Servicing Agreement. In addition, within a reasonable period of time after each calendar year, the Master Servicer shall furnish to each person who at any time during such calendar year was the holder of a Certificate a statement containing certain information with respect to the Certificates required pursuant to the Pooling and Servicing Agreement, aggregated for such calendar year or portion thereof during which such person was a Certificateholder. See "Description of the Offered Securities -- Reports to Securityholders in the Prospectus.

VOTING RIGHTS

        At all times during the term of the Pooling and Servicing Agreement, the Voting Rights shall be allocated among the Classes of Certificateholders in proportion to the respective Security Principal Balances of their Certificates [(net, in the case of the Class __, Class __ and Class __ Certificates, of any Uncovered Portion of the related Security Principal Balance)]. Voting Rights allocated to a class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates.

TERMINATION

        The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment or other liquidation of the last Asset or REO Property subject thereto, and (ii) the purchase of all of the assets of the Trust Fund by the Master Servicer. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Certificate Registrar specified in such notice of termination.

        Any such purchase by the Master Servicer of all the Assets and other assets in the Trust Fund is required to be made at a price equal to the greater of (1) the aggregate fair market value of all the Assets and REO Properties then included in the Trust Fund, as mutually determined by the Master Servicer and the Trustee, and (2) the excess of (a) the sum of (i) the aggregate Purchase Price of all the Assets then included in the Trust Fund and (ii) the fair market value of all REO Properties then included in the Trust Fund, as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, over (b) the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer to effect such termination is subject to the requirement that the aggregate Principal Balance of the Assets then in the Trust Fund is less than __% of the aggregate Principal Balance of the Assets as of the Cut-off Date. [In addition, the Master Servicer may at its option purchase any Class or Classes of Offered Certificates with a Security Principal Balance less than __% of the original balance thereof at a price equal to such Security Principal Balance plus accrued interest through _________.]

                                   THE TRUSTEE

         _______________ is the Trustee under the Pooling and Servicing Agreement. The mailing address of the Trustee is _________________, Attention:
Corporate Trust Department.

                                 USE OF PROCEEDS

         Substantially all of the net proceeds to be received from the sale of the Certificates will be used to purchase the Assets simultaneously and to pay other expenses connected with pooling the Assets and issuing the Certificates.

                                  UNDERWRITING

         The Depositor has entered into an underwriting agreement dated ________ __, 19__ (the "Underwriting Agreement") with _________________ (the "Underwriter"). Subject to the terms and conditions set forth in the Underwriting Agreement, the Depositor has agreed to sell to the Underwriter and the Underwriter has agreed to purchase the Offered Certificates set forth below opposite its name.

                             Class __         Class __        Class __

 [Underwriter]             $__________       $__________      $________



        The Underwriting Agreement provides that the obligations of the Underwriter are subject to certain conditions precedent and that the Underwriter will be obligated to purchase all of the Offered Certificates if any of the Offered Certificates are purchased.

        The Depositor has been advised that the Underwriter proposes to offer the Offered Certificates to the public initially at the respective public offering prices set forth on the cover page of this Prospectus Supplement, and to certain dealers at such prices less a concession not in excess of the amount set forth below for each Class. The Underwriter and such dealers may allow a discount not in excess of the amount set forth below for each Class to certain other dealers. After the initial public offering of the Offered Certificates, the public offering prices and concessions and discounts to dealers may be changed by the Underwriter.

                                  Concession                      Discount
                                 (Percent of                    (Percent of
                              Principal Amount)              Principal Amount)

Class __                           _____%                         _____%

Class __                           _____%                         _____%

Class __                           _____%                         _____%

        The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters, and any discounts, concessions or commissions received by them, and any profit on the resale of the Offered Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act").

        The Depositor has agreed to indemnify the Underwriter against certain civil liabilities, including liabilities under the Act, to the extent and under the circumstances set forth in the Underwriting Agreement.

        [Until the distribution of the Offered Certificates is completed, rules of the Securities and Exchange Commission may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Offered Certificates. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Offered Certificates. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Offered Certificates.

        In general, purchases of a security for the purpose of stabilization could cause the price of the security to be higher than it might be in the absence of such purchases.

        Neither the Depositor or any of its affiliates nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Offered Certificates. In addition, neither the Depositor nor any of its affiliates nor any of the Underwriters makes any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.]

                              ERISA CONSIDERATIONS

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested (collectively, "Plans"), that are subject to ERISA or corresponding provisions of the Code should carefully review with their legal advisors whether the purchase or holding of any Certificates could result in unfavorable consequences for the Plan or its fiduciaries under the Plan Asset Regulations (as defined in the Prospectus) or the prohibited transaction rules of ERISA or the Code. Prospective investors should be aware that, although certain exceptions from the application of the Plan Asset Regulations and the prohibited transaction rules exist, there can be no assurance that any such exception will apply with respect to the acquisition of a Certificate. See "ERISA Considerations" in the Prospectus.

         Sections 406 and 407 of ERISA and Section 4975 of the Code prohibit certain transactions that involve (1) a Plan that is subject to ERISA and any party in interest or disqualified person with respect to the Plan and (2) plan assets. The Plan Asset Regulations define "plan assets" to include not only securities (such as the Certificates) held by a Plan but also the underlying assets of the issuer of any equity securities (the "Look-Through Rule"), unless one or more exceptions specified in the regulations are satisfied. The Offered Certificates are treated as equity securities for purposes of the Plan Asset Regulations. Nonetheless, the Look-Through Rule will not apply to the Offered Certificates as long as one or more of the exceptions specified in the Plan Asset Regulations are satisfied. One exception to the Look-Through Rule will apply if the security is registered under the Securities Exchange Act of 1934, as amended, is freely transferable and is part of a class of securities that is held by more than 100 unrelated investors (the "Publicly Offered Exception"). Another exception will apply if, immediately after the most recent acquisition of an equity interest, "benefit plan investors," within the meaning of the Plan Asset Regulations, do not own 25% or more of the value of any class of equity interests in the related trust (the "Insignificant Participation Exception"). Based on the information available to the Underwriters at the time of the printing of the Prospectus, there can be no assurance that either the Publicly Offered Exception or the Insignificant Participation Exception will apply to either the initial or subsequent purchases of the Offered Certificates.

         [The U.S. Department of Labor has granted an administrative exemption to the Underwriter (Prohibited Transaction Exemption __-___; Exemption Application No. ______, __ Fed. Reg.______ (19__))(referred to herein as the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans, and other obligations and that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include assets such as the Assets.

         Among the general conditions that must be satisfied for the Exemption to apply are the following:

                  (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

                  (2) the rights and interests evidenced by the certificates acquired by the Plan are not subordinate to the rights and interests evidenced by other certificates of the related trust;

                  (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") or Duff & Phelps Inc. ("D&P");

                  (4) the trustee of the related trust must not be an affiliate of any other member of the Restricted Group (as defined below);

                  (5) the sum of all payments made to and retained by the Underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates;

                  (6) the sum of all payments made to and retained by the Depositor pursuant to the assignment of the loans to the trust represents not more than the fair market value of such loans; and

                  (7) the sum of all payments made to and retained by the Master Servicer represents not more than reasonable compensation for such person's services under any servicing agreement and reimbursement of the Master Servicer's reasonable expenses in connection therewith.

The Exemption defines the term "reasonable compensation" by reference to DOL Regulation Sec 2550.408c-2, 29 C.F.R. Sec. 2550.480c-2, which states that whether compensation is reasonable depends upon the particular facts and circumstances of each case. Each fiduciary of a Plan considering the purchase of an Offered Certificate should satisfy itself that all amounts paid to or retained by the Underwriters, the Depositor and the Master Servicer of the Assets represent reasonable compensation for purposes of the Exemption. In addition, it is a condition of the Exemption that the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended. Furthermore, in order for its certificates to qualify under the Exemption, a trust must meet the following requirements: (a) the corpus of the trust must consist solely of assets of the type that have been included in other investment pools; (b) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, D&P or Fitch for at least one year prior to the Plan's acquisition of certificates; and (c) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

        The Exemption does not apply to Plans sponsored by the Depositor, the Underwriter, the Trustee, the Master Servicer and any obligor with respect to Assets included in the Trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust, or any affiliate of such parties (the "Restricted Group"). Moreover, the Exemption provides certain Plan fiduciaries relief from certain self-dealing/conflict of interest prohibited transactions only if, among other requirements, (a) in the case of an acquisition in connection with the initial issuance of certificates, at least 50% of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (b) such fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (c) the Plan's investment in certificates of any class does not exceed 25% of all of the certificates of that class outstanding at the time of the acquisition; and (d) immediately after the acquisition, no more than 25% of the assets of the Plan with respect to which such person is a fiduciary is invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.]

        [The Exemption may apply to the acquisition and holding of the Class __ and Class __ Certificates by Plans provided that all conditions of the Exemption are met. Prospective investors should be aware, however, that even if the conditions specified in the Exemption are met, the scope of the relief provided by the Exemption might not cover all acts that might be construed as prohibited transactions. In addition, one or more alternative exemptions may be available with respect to certain prohibited transactions to which the Exemption is not applicable, depending in part upon the Class of Certificate to be acquired, the type of Plan fiduciary that is making the decision to acquire such Certificate and the circumstances under which such decision is made, including, but not limited to, (a) PTCE 91-38, regarding investments by bank collective investment funds; (b) PTCE 90-1, regarding investments by insurance company pooled separate accounts; or (c) PTCE 83-1, regarding acquisitions by Plans of interests in mortgage pools. Before purchasing Class __ or Class __ Certificates, a Plan subject to the fiduciary responsibility provisions of ERISA or described in
Section 4975(e)(1) of the Code should consult with its counsel to determine whether the conditions of the Exemption or any other exemptions would be met. A purchaser of Class __ or Class __ Certificates should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by an exemption might not cover all acts that might be construed as prohibited transactions. In addition, any Plan Investor contemplating an investment in the Senior Certificates should note that the duties and obligations of the Trustee and the Master Servicer are limited to those expressly set forth in the Pooling and Servicing Agreement, and such specified duties and obligations may not comport with or satisfy the provisions of ERISA setting forth the fiduciary duties of Plan fiduciaries.]

        [BECAUSE THE SUBORDINATE CERTIFICATES ARE SUBORDINATED SECURITIES, THEY WILL NOT SATISFY THE REQUIREMENTS OF CERTAIN PROHIBITED TRANSACTION EXEMPTIONS. AS A RESULT, THE PURCHASE OR HOLDING OF ANY SUBORDINATE CERTIFICATES BY A PLAN INVESTOR MAY CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION OR RESULT IN THE IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES. [ACCORDINGLY, NONE OF THE OFFERED SUBORDINATE CERTIFICATES ARE OFFERED FOR SALE OR ARE TRANSFERABLE TO A PLAN INVESTOR][ACCORDINGLY, EACH PURCHASER OF ANY SUBORDINATE CERTIFICATE, BY VIRTUE OF SUCH PURCHASER'S RECEIPT OF SUCH CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED [EITHER (I)] THAT IT IS NOT A PLAN INVESTOR [OR (II) THAT AN EXEMPTION FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE APPLY TO SUCH PURCHASE],] UNLESS SUCH PURCHASER PROVIDES THE MASTER SERVICER AND THE TRUSTEE WITH A BENEFIT PLAN OPINION.]

                                LEGAL INVESTMENT

        The Class __ and Class __ Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") for so long as they are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations. As such, the Class __ and Class __ Certificates will be legal investments for certain entities to the extent provided in SMMEA, subject to state laws overriding SMMEA. A number of states have enacted legislation overriding the legal investment provisions of SMMEA. See "Legal Investment" in the Prospectus. THE SUBORDINATE CERTIFICATES WILL NOT CONSTITUTE "MORTGAGE RELATED SECURITIES" FOR PURPOSES OF SMMEA BECAUSE SUCH SECURITIES WILL NOT BE RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

        The appropriate characterization of the Subordinate Certificates under various legal investment restrictions, and thus the ability of investors subject to such restrictions to purchase such Certificates, is subject to significant interpretative uncertainties.

        Any financial institution that is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of Thrift Supervision, the National Credit Union Administration, any state insurance commission, or any other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any Certificates. Financial institutions should review and consider the applicability of the Federal Financial Institutions Examination Counsel Supervisory Policy Statement on the Selection of Securities Dealers and Unsuitable Investment Practices (to the extent adopted by their respective federal regulators), which, among other things, sets forth guidelines for investing in certain types of mortgage related securities and prohibits investment in certain "high-risk" mortgage securities.

        The Depositor makes no representations as to the proper characterization of any Class of the Offered Certificates for legal investment or other purposes, or as to the legality of investment by particular investors in any Class of the Offered Certificates under applicable legal investment restrictions. The uncertainties may adversely affect the liquidity of any Class of Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments under SMMEA or are subject to investment, capital or other restrictions. See "Legal Investment" in the Prospectus.



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


                                  LEGAL MATTERS

        Certain legal matters will be passed upon for the Depositor by Hunton & Williams, Richmond, Virginia, and for the Underwriter by ____________, New York, New York. The material federal income tax consequences of the Offered Certificates will be passed upon for the Depositor by Hunton & Williams.

                                     RATING

        It is a condition to their issuance that each Class of Offered Certificates obtain the ratings specified on the cover page hereof from the Rating Agencies specified on the cover page hereof.

[INSERT LANGUAGE DESCRIBING EACH APPLICABLE RATING CATEGORY]

        The ratings on asset-backed pass-through certificates address the likelihood of the receipt by certificateholders of all distributions on the underlying assets to which they are entitled. Rating opinions address the structural, legal and issuer-related aspects associated with the securities, including the nature of the underlying assets. Ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by borrowers with respect to the underlying assets or of the degree to which the rate of such prepayments might differ from that originally anticipated. As a result, the ratings do not address the possibility that holders of the Offered Certificates might suffer a lower than anticipated yield in the event of rapid prepayments of the Assets or in the event that the Trust is terminated prior to the latest final scheduled Distribution Date for the Certificates. In addition, the ratings of the Offered Certificates do not address the possibility that, in the event of the bankruptcy of the Depositor, the issuance and sale of the Offered Certificates might be recharacterized as a financing and that, as a result of such recharacterization, distributions on the Offered Certificates may be delayed or altered.

        A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

        The Depositor will request _______________ and ________________ to rate the Offered Certificates. There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned by a Rating Agency pursuant to the Depositor's request.


















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